                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(A) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Market Street Fund, Inc.
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing statement registration number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, schedule or registration statement no.:

(3)  Filing party:

(4)  Date filed:

           IMPORTANT NOTICE FOR MARKET STREET FUND, INC. SHAREHOLDERS
                                DECEMBER 1, 2000

All Pro Large Cap Growth Portfolio
All Pro Large Cap Value Portfolio
All Pro Small Cap Growth Portfolio
All Pro Small Cap Value Portfolio
Growth Portfolio
Equity 500 Index Portfolio
International Portfolio
Aggressive Growth Portfolio
Managed Portfolio
Bond Portfolio
Money Market Portfolio

Please Vote Immediately!

         MARKET STREET FUND, INC. (THE "FUND") WILL HOST A SPECIAL MEETING OF SHAREHOLDERS ON FRIDAY, JANUARY 12, 2001, AT THE OFFICES OF PROVIDENT MUTUAL LIFE INSURANCE COMPANY, AT 1000 CHESTERBROOK BOULEVARD, BERWYN, PENNSYLVANIA 19312-1181. THE PURPOSE OF THIS MEETING IS TO VOTE ON SOME IMPORTANT PROPOSALS AFFECTING THE PORTFOLIOS.

         FOR YOUR CONVENIENCE, IN THE NEXT FEW PAGES WE HAVE PROVIDED A BRIEF OVERVIEW OF THE PROPOSALS ON WHICH YOU WILL VOTE. BEFORE YOU VOTE, WE RECOMMEND THAT YOU READ THE PROXY STATEMENT FOR A COMPLETE UNDERSTANDING OF THE PROPOSALS.

         PROPOSAL OVERVIEW

         We are proposing some changes in the Fund for your approval.

         WHY? We want to build on the Fund's foundation to modernize and simplify the Fund's organization and operations and make the Fund more attractive to you and other investors. We want to do so by making some changes that could take advantage of certain legal and industry developments. Although we obviously cannot give you assurances, we believe that our proposals have the potential of streamlining and enhancing Fund operations with a view to providing more efficient and effective services for you and other investors. No one can predict the future, but we believe that our proposals hold the promise of attracting both new and existing variable contract owners to invest in the Fund, which could increase the Fund's size and lead to economies of scale.

         PROPOSAL 1:  REORGANIZATION OF THE FUND INTO A DELAWARE BUSINESS TRUST

         We want to reorganize the Fund into a Delaware business trust. Currently, the Fund is organized as a Maryland corporation.

         WHY? This change is to enable the Fund to take advantage of provisions of Delaware law favorable to mutual funds. The reorganization will not change your Portfolio's investment objectives or policies (such changes may be approved by shareholders under the other Proposals). The Fund will also keep the same directors, officers, and auditors.

         PROPOSAL 2:  CHANGE THE INVESTMENT APPROACHES OF AND RENAME CERTAIN
                      PORTFOLIOS AND CHANGE THE INVESTMENT OBJECTIVE OF THE GROWTH PORTFOLIO

         We want the Growth Portfolio to be renamed the "All Pro Broad Equity Portfolio," the Aggressive Growth Portfolio to be renamed the "Mid Cap Growth Portfolio," and the Managed Portfolio to be renamed the "Balanced Portfolio" to reflect the new investment approaches proposed for each of these Portfolios.

         WHY? The Growth Portfolio will be renamed the "All Pro Broad Equity Portfolio" and will invest primarily in equity securities of both larger and smaller companies included in the Wilshire 5000 Index that the Portfolio's subadvisers believe offer above-average potential for growth in the future. The Growth Portfolio will combine a growth style with a value style of investing. The Managed Portfolio will be renamed the "Balanced Portfolio" and consist of a bond asset portion and an equity asset portion. The equity asset portion will be managed using a growth style rather than a value style of investing. In response to the need for a more diversified group of investment options, the Aggressive Growth Portfolio will be renamed the "Mid Cap Growth Portfolio" and will consist of a mid-cap growth asset class rather than the small cap asset class this Portfolio currently contains. Offering this additional asset class will provide shareholders a wider choice of investment options.

         PROPOSAL 3:  A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND
                      MARKET STREET INVESTMENT MANAGEMENT COMPANY ("MSIM") FOR ALL PORTFOLIOS

         We want to approve a new investment advisory agreement between the Fund and MSIM pursuant to which MSIM will serve as investment adviser to the Growth Portfolio (to be renamed "All Pro Broad Equity Portfolio"), the Aggressive Growth Portfolio (to be renamed "Mid Cap Growth Portfolio"), the Managed Portfolio (to be renamed "Balanced Portfolio"), the Bond Portfolio, and the Money Market Portfolio, thereby replacing Sentinel Advisors Company ("SAC"). MSIM will continue to serve as the investment adviser to the four existing All Pro Portfolios, the Equity 500 Index Portfolio, and the International Portfolio.

         WHY? MSIM will provide the necessary investment advisory services for the proposed new investment approaches of the Growth, Aggressive Growth, and Managed Portfolios. The Growth Portfolio, Aggressive Growth Portfolio, Managed Portfolio, and Bond Portfolio will all be managed using a "manager of managers" approach intended to obtain superior performance for these Portfolios. Under a "manager of managers" program, MSIM has selected one or more subadvisers for each of these Portfolios, will monitor their performance, and, if necessary, will replace a subadviser with a new one. For various reasons, including MSIM's experience serving as the "manager of managers" for the existing All Pro Portfolios, MSIM has been selected as investment adviser. To put into place a simpler organizational structure for providing investment advisory services, the Money Market Portfolio will also be managed by MSIM.

         The proposed new investment advisory agreement between the Fund and MSIM also will replace the three current, but separate, investment advisory agreements between the Fund and MSIM with respect to the four existing All Pro Portfolios, the Equity 500 Index Portfolio, and the International Portfolio.

         PROPOSAL 4:  PERMIT MSIM TO ENTER INTO AND MATERIALLY AMEND SUBADVISORY
                      AGREEMENTS FOR CERTAIN PORTFOLIOS WITHOUT SHAREHOLDER APPROVAL

         We want to permit MSIM, in connection with the Growth, Equity 500 Index, International, Aggressive Growth, Managed, Bond, and Money Market Portfolios, to enter into and materially amend subadvisory agreements without subsequent shareholder approval using the same "manager of managers" approach MSIM currently has in place for the four existing All Pro Portfolios.

         WHY? This change would enable the Portfolios to operate more efficiently because MSIM would be able to change subadvisers without the expenses and delays associated with obtaining shareholder approval. The subadvisory agreements would still be subject to Board approval.

                            MARKET STREET FUND, INC.
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 12, 2001

TO OWNERS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS ISSUED BY PROVIDENT MUTUAL LIFE INSURANCE COMPANY ("PMLIC"), PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA ("PLACA"), OR NATIONAL LIFE INSURANCE COMPANY ("NLIC") ENTITLED TO GIVE VOTING INSTRUCTIONS IN CONNECTION WITH A SEPARATE ACCOUNT OF PMLIC, PLACA, OR NLIC.

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Growth, Equity 500 Index, International, Aggressive Growth, Managed, Bond, and Money Market Portfolios (each, a "Portfolio," and collectively, the "Portfolios") of Market Street Fund, Inc. (the "Fund"), will be held on Friday, January 12, 2001 at 9:00 a.m. Eastern time, at the offices of Provident Mutual Life Insurance Company, at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312-1181.

         At the Meeting, shareholders of the Portfolios will be asked to vote on:

         1. A proposal to reorganize the Fund into a Delaware business trust.

         2. A proposal to change the investment approaches of and rename certain Portfolios and to change the investment objective of the Growth Portfolio.

         3. A proposal for a new investment advisory agreement between the Fund and Market Street Investment Management Company ("MSIM") for all Portfolios.

         4. A proposal to permit MSIM to enter into and materially amend subadvisory agreements for certain Portfolios without shareholder approval.

         5.       Any other business properly brought before the Meeting.

         PMLIC, PLACA, NLIC, and certain separate accounts supporting variable life insurance policies and variable annuity contracts issued by PMLIC, PLACA, and NLIC, respectively, are the only shareholders of the Portfolios. However, each of PMLIC, PLACA, and NLIC hereby solicits and agrees to vote the shares of the applicable Portfolios at the Meeting in accordance with timely instructions received from owners of variable life insurance policies and variable annuity contracts ("variable contracts") having contract values allocated to separate accounts invested in these shares.

         As a variable contract owner of record at the close of business on November 30, 2000, the record date, you have the right to instruct PMLIC, PLACA, or NLIC, as applicable, as to the manner in which shares of any Portfolio attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of each Portfolio for which you are entitled to give voting instructions. (There is a separate form for each Portfolio.) In addition, a Proxy Statement for the Fund is attached to this Notice and describes the matters to be voted upon at the Meeting or any adjournment(s) thereof. The annual report for the Fund for the fiscal year ended December 31, 1999, previously has been mailed to all owners invested in one of the Portfolios as of March 30, 2000. Copies of the annual report will be furnished without charge upon request. Such request should be directed to Albert Petruzzelli at Provident Mutual Life Insurance Company, 1000 Chesterbrook Boulevard, Berwyn, PA 19312-1181, (800) 523-4681, extension 1262.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM(S) AND RETURN THIS FORM PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                                         By Order of the Board of Directors
                                         James Bernstein
                                         Secretary
                                         December 1, 2000

                            MARKET STREET FUND, INC.
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809

                                December 1, 2000

                           P R O X Y S T A T E M E N T


         This Proxy Statement is being furnished on behalf of the Board of Directors (the "Board") of Market Street Fund, Inc. (the "Fund") by Provident Mutual Life Insurance Company ("PMLIC"), Providentmutual Life and Annuity Company of America ("PLACA"), and National Life Insurance Company ("NLIC") to owners of variable life insurance policies and variable annuity contracts ("variable contracts") issued by PMLIC, PLACA, and NLIC, respectively. Each such variable contract has a contract value on November 30, 2000, the record date, allocated to a separate account of PMLIC, PLACA, or NLIC and invested in shares of the Fund representing an interest in one or more of the Fund's following investment portfolios: the All Pro Large Cap Growth Portfolio, the All Pro Large Cap Value Portfolio, the All Pro Small Cap Growth Portfolio, the All Pro Small Cap Value Portfolio, the Growth Portfolio, the Equity 500 Index Portfolio, the International Portfolio, the Aggressive Growth Portfolio, the Managed Portfolio, the Bond Portfolio, and the Money Market Portfolio (each, a "Portfolio," and collectively, the "Portfolios").

         This Proxy Statement is being furnished in connection with the solicitation of voting instructions as described herein from owners of variable contracts for use at the Special Meeting of Shareholders (the "Meeting"). The Meeting will be held on Friday, January 12, 2001, at 9:00 a.m, Eastern time, at the offices of Provident Mutual Life Insurance Company, 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312-1181, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement and the Voting Instruction Form(s) is December 1, 2000.

         The costs of the Meeting, including the solicitation of voting instructions from the respective owners, will be paid by PMLIC. The solicitation of instructions will be made primarily by mail by Management Information Services Corporation. PMLIC also has engaged Georgeson Shareholder Communications, Inc. to assist in this solicitation.

         At the Meeting, shareholders will be asked to vote on:

         1. A proposal to reorganize the Fund into a Delaware business trust.

         2. A proposal to change the investment approaches of and rename certain Portfolios and to change the investment objective of the Growth Portfolio.

         3. A proposal for a new investment advisory agreement between the Fund and Market Street Investment Management Company ("MSIM") for all Portfolios.

         4. A proposal to permit MSIM to enter into and materially amend subadvisory agreements for certain Portfolios without shareholder approval.

         5.       Any other business properly brought before the Meeting.

                           GENERAL VOTING INFORMATION

         PMLIC, PLACA, and NLIC, and certain separate accounts supporting variable life insurance policies and variable annuity contracts issued by PMLIC, PLACA, and NLIC, respectively, are the only shareholders of the Portfolios. However, each of PMLIC, PLACA, and NLIC hereby solicits and agrees to vote the shares of the applicable Portfolios at the Meeting in accordance with timely instructions received from owners of variable contracts having contract values allocated to separate accounts invested in these shares. All properly executed Voting Instruction Forms must be received by Management Information Services Corporation by 5:00 p.m., Eastern time, Thursday, January 11, 2001, at Proxy Tabulator, P.O. Box 227, Randolph, MA 02368-9816. Each variable contract owner has the right to instruct PMLIC, PLACA, or NLIC, as applicable, as to the number of shares (and fractional shares) that, when added together, have an aggregate value on the record date equal to the value on the record date under that owner's contract allocated to each separate account holding shares.

         PMLIC, PLACA, and NLIC will vote any shares they own and shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. In certain circumstances, PMLIC, PLACA, and NLIC have the right to disregard voting instructions from certain owners. PMLIC, PLACA, and NLIC do not believe that these circumstances exist with respect to the matters currently before shareholders.

         Owners may revoke previously submitted voting instructions given to PMLIC, PLACA, or NLIC, as applicable, at any time prior to the Meeting by notifying PMLIC, PLACA, or NLIC, as applicable, or the Secretary of the Fund, in writing.

         The number of shares of stock in the Portfolio for which an owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the account attributable to the variable contract owner as of the record date. Each share of the Portfolio's outstanding capital stock is entitled to one vote and fractional votes are counted. Approval of the Proposals requires the affirmative vote of the lesser of (1) more than 50% of the shares entitled to be cast, or (2) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the shares entitled to be cast for the Portfolios are present in person or by proxy.

         The Board has fixed the close of business on November 30, 2000, as the record date for the determination of shareholders entitled to vote at the Meeting. All shares for which PMLIC, PLACA, or NLIC, as applicable, timely receives properly executed voting instructions, and which are not subsequently revoked prior to the Meeting, will be voted at the Meeting in accordance with these instructions. The number of shares of capital stock in the Portfolios outstanding as of the record date was:

                  PORTFOLIO                         OUTSTANDING SHARES
                  ---------                         ------------------
All Pro Large Cap Growth Portfolio                      3,808,090

All Pro Large Cap Value Portfolio                       2,858,859

All Pro Small Cap Growth Portfolio                      4,163,483

All Pro Small Cap Value Portfolio                       2,474,876

Growth Portfolio                                       15,061,106

Equity 500 Index Portfolio                             39,117,251

International Portfolio                                 6,066,087

Aggressive Growth Portfolio                             3,910,380

Managed Portfolio                                       4,244,902

Bond Portfolio                                          3,545,934

Money Market Portfolio                                115,964,103

         To the best knowledge of the Board and PMLIC, PLACA, and NLIC, PMLIC is the only owner who, as of November 28, 2000, has the right to instruct PMLIC, PLACA, or NLIC, as applicable, as to 5% or more of the stock of a Portfolio. As of that date, PMLIC had contributed seed capital equaling approximately 34% of the All Pro Large Cap Value Portfolio, 6% of the All Pro Small Cap Growth Portfolio, and 16% of the All Pro Small Cap Value Portfolio.

         The following table indicates which variable contract owners are entitled to give voting instructions on each proposal:

                     PROPOSAL                                     PORTFOLIOS ENTITLED TO VOTE
                     --------                                     ---------------------------
1.  Reorganization of Fund into Delaware business trust           All Portfolios

2.a.  Change investment objective of, change investment           Growth Portfolio
approach of, and rename the Growth Portfolio

2.b.  Change investment approach of and rename the Aggressive     Aggressive Growth Portfolio
Growth Portfolio

2.c.  Change investment approach of and rename the Managed        Managed Portfolio
Portfolio

3.a.  Approve investment advisory agreement between Fund and      All Pro Large Cap Growth Portfolio
MSIM for the All Pro Large Cap Growth Portfolio

3.b.  Approve investment advisory agreement between Fund and      All Pro Large Cap Value Portfolio
MSIM for the All Pro Large Cap Value Portfolio

3.c.  Approve investment advisory agreement between Fund and      All Pro Small Cap Growth Portfolio
MSIM for the All Pro Small Cap Growth Portfolio

3.d.  Approve investment advisory agreement between Fund and      All Pro Small Cap Value Portfolio
MSIM for the All Pro Small Cap Value Portfolio

3.e.  Approve investment advisory agreement between Fund and      Growth Portfolio
MSIM for the Growth Portfolio

3.f.  Approve investment advisory agreement between Fund and      Equity 500 Index Portfolio
MSIM for the Equity 500 Index Portfolio

3.g.  Approve investment advisory agreement between Fund and      International Portfolio
MSIM for the International Portfolio

3.h.  Approve investment advisory agreement between Fund and      Aggressive Growth Portfolio
MSIM for the Aggressive Growth Portfolio

3.i.  Approve investment advisory agreement between Fund and      Managed Portfolio
MSIM for the Managed Portfolio

3.j.  Approve investment advisory agreement between Fund and      Bond Portfolio
MSIM for the Bond Portfolio

3.k.  Approve investment advisory agreement between Fund and      Money Market Portfolio
MSIM for the Money Market Portfolio

4a.  Permit MSIM to enter into and materially amend subadvisory   Growth Portfolio
agreements for the Growth Portfolio without shareholder approval

4b.  Permit MSIM to enter into and materially amend subadvisory   Equity 500 Index Portfolio
agreements for the Equity 500 Index Portfolio without
shareholder approval

4c.  Permit MSIM to enter into and materially amend subadvisory   International Portfolio
agreements for the International Portfolio without shareholder approval

4d.  Permit MSIM to enter into and materially amend subadvisory   Aggressive Growth Portfolio
agreements for the Aggressive Growth Portfolio without
shareholder approval

4e.  Permit MSIM to enter into and materially amend subadvisory   Managed Portfolio
agreements for the Managed Portfolio without shareholder
approval

4f.  Permit MSIM to enter into and materially amend subadvisory   Bond Portfolio
agreements for the Bond Portfolio without shareholder approval

                     PROPOSAL                                     PORTFOLIOS ENTITLED TO VOTE
                     --------                                     ---------------------------
4g.  Permit MSIM to enter into and materially amend subadvisory   Money Market Portfolio
agreements for the Money Market Portfolio without shareholder approval

                                  THE PROPOSALS

PROPOSAL 1.   REORGANIZATION OF THE FUND INTO A DELAWARE BUSINESS TRUST
              (ALL PORTFOLIOS)

     At meetings of the Board held on April 24, 2000, and November 3, 2000, the Board approved a plan to reorganize the Fund into a Delaware business trust. THE PURPOSE OF THE REORGANIZATION IS TO TAKE ADVANTAGE OF THE PROVISIONS OF DELAWARE LAW THAT ARE FAVORABLE TO MUTUAL FUNDS. To proceed with the reorganization plan, we need shareholder approval.

A.   WHY WE WANT TO REORGANIZE THE FUND

     DELAWARE LAW IS FAVORABLE TO MUTUAL FUNDS. We have proposed to reorganize the Fund as a Delaware business trust because that state's business trust law contains provisions that are well suited to mutual funds which are the underlying investments for your variable contracts. The Delaware Business Trust Act has been specifically drafted to accommodate the unique governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument of a Delaware business trust. Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Business Trust Act, are among the nation's most highly respected and have an expertise in corporate matters. There is a well-established body of precedent that may be relevant in deciding issues pertaining to a Delaware business trust. Under Delaware law, the Board will have the authority, for example, to amend the governing trust instrument. Additionally, under Delaware law, the Trustees for the successor Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the successor trust, to merge or consolidate the successor trust with another entity, to cause each Portfolio to become a separate trust, and to change the successor trust's domicile without a shareholder vote. This flexibility could help to assure that the successor trust operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues. The Fund will continue to operate out of its offices at 103 Bellevue Parkway, Wilmington, Delaware 19809.

B.   HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION. The Board has approved a written Agreement and Plan of Reorganization, Redomestication, and Pro-Rata Distribution for the Fund, a copy of which is attached to this Proxy Statement as Appendix A. This document spells out the terms and conditions that will apply to the Fund's reorganization into a Delaware business trust.

     THREE STEPS TO REORGANIZE. In essence, the reorganization will be a three-step process. The first step has already been taken. We have established a Delaware business trust especially for the Fund. Prior to the reorganization, this trust will issue a single share for each Portfolio to an individual who will vote in order to comply with shareholder approval requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Second, if this proposal is approved, each of these individuals then will redeem his or her shares of the trust and the Fund will transfer all of the Fund's assets and liabilities to the trust. As part of this second step, the trust will open an account for each Fund shareholder. The trust will then credit these accounts with the exact number of full and fractional shares that each shareholder owned in the Fund on the reorganization date. And third, we will dissolve the Fund's Maryland corporate entity.

     EFFECTIVE AS SOON AS PRACTICABLE. If approved by shareholders, the reorganization into a Delaware business trust will take place as soon as feasible after the Fund receives the necessary regulatory approvals and legal opinions. We think this could be accomplished by January 31, 2001. However, at any time prior to the reorganization, the Board may decide that it is in the best interests of the Fund and its shareholders not to go forward with this project. If that happens, the Fund will continue to operate as it is currently organized.

C.   HOW THE REORGANIZATION WILL AFFECT THE FUND

     YOUR PORTFOLIO'S INVESTMENT OBJECTIVE, POLICIES, INVESTMENT ADVISERS, AND FISCAL YEAR WILL NOT CHANGE DUE TO THE REORGANIZATION. These matters may change as a result of the other proposals made within this proxy statement, but the reorganization in and of itself will not change any of these matters. We are, however, asking shareholders to waive, temporarily, any existing investment restrictions that would otherwise prohibit the reorganization. Your vote in favor of the reorganization will operate as a temporary waiver of any of these restrictions.

     THE REORGANIZATION WILL HAVE NO IMPACT ON YOUR PORTFOLIO'S SHARE PRICE. Effecting the reorganization will not cause your Portfolio's share price to go up or down, and you will own the same number of shares. In this regard, PMLIC will bear all of the costs of the reorganization. Any declared, but undistributed, dividends or capital gains for your Portfolio will carry over after the reorganization.

     THE FUND'S EXISTING DIRECTORS WILL BE REELECTED. Federal securities laws require that at least one-half of the Fund's directors be elected by shareholders. While the Fund meets this standard now, technically that will not be true once the Fund reorganizes as a trust. Rather than call another shareholder meeting to vote on Trustees after the reorganization, we will treat shareholder approval of this proposal to reorganize the Fund as authorization to elect the Fund's current Board members to the same positions with the trust. Following the reorganization, the Trustees will serve until the next election, or until their terms are for some reason terminated. This approach will avoid the considerable expense of printing, mailing, and tabulating more proxies after the reorganization.

     The following individuals currently serve as the directors and officers of the Fund. Following the reorganization, the directors will serve as the trustees of the Fund.

    NAME, AGE, AND                                                                              AGGREGATE
 ADDRESS OF DIRECTORS         POSITION HELD              PRINCIPAL OCCUPATION                 COMPENSATION
 AND OFFICERS OF FUND           WITH FUND                DURING PAST 5 YEARS                    FROM FUND
 --------------------           ---------                -------------------                    ---------
Mr. Robert W. Kloss*            Director                 Director since April 22, 1998;          $     0
Age 51                                                   President and Chief Executive
1000 Chesterbrook Boulevard                              Officer ("CEO") of PMLIC since
Berwyn, Pennsylvania                                     November 1, 1994; 1984-1994,
19312-1181                                               President and CEO of Covenant
                                                         Life Insurance Company

Dr. Alan Gart                   Director                 Director since March 21, 1985;          $15,000
Age 60                                                   1982-Present, President of
978 Warfield Lane                                        Alan Gart, Inc. (a consulting
Huntington Valley, PA 19006                              firm); 2000-Present, Professor
                                                         of Finance, Indiana University
                                                         of Pennsylvania; 1992-1999,
                                                         Professor Nova Southeastern
                                                         University

Dr. A. Gilbert Heebner          Director                 Director since May 12, 1989;            $15,000
Age 73                                                   1999-Present, Professor
2 Etienne, Arbordeau                                     Emeritus of Economics, Eastern
Devon, PA 19333                                          College; 1987 - 1998,
                                                         Distinguished Professor of
                                                         Economics, Eastern College

    NAME, AGE, AND                                                                              AGGREGATE
 ADDRESS OF DIRECTORS         POSITION HELD              PRINCIPAL OCCUPATION                 COMPENSATION
 AND OFFICERS OF FUND           WITH FUND                DURING PAST 5 YEARS                    FROM FUND
 --------------------           ---------                -------------------                    ---------
Mr. Leo Slack                   Director                 Director since February 11,             $15,000
Age 66                                                   1998; Retired since 1996;
4700 White Tail Lane                                     1964-1996 Vice President,
Sarasota, FL 34238                                       Combustion Engineers
                                                         Corporation

Mr. Edward Stouch               Director                 Director since December 12,             $15,000
Age 83                                                   1985; Retired since 1983
216 Grandview Road
Media, PA 19063

Ms. Rosanne Gatta               President                1993-Present, Vice President            $     0
Age 45                                                   and Treasurer of PMLIC
1000 Chesterbrook Boulevard
Berwyn, Pennsylvania
19312-1181

Ms. Sarah C. Lange              Vice President           2000-Present, Senior Vice               $     0
Age 44                                                   President and Chief Investment
1000 Chesterbrook Boulevard                              Officer of PMLIC; 1983-1999,
Berwyn, Pennsylvania                                     Vice President for Investments
19312-1181                                               of PMLIC

Mr. James D. Kestner            Vice President           1994-Present, Vice President            $     0
Age 52                                                   for Investments of PMLIC
1000 Chesterbrook Boulevard
Berwyn, Pennsylvania
19312-1181

Mr. Anthony T. Giampietro       Treasurer                1990-Present, Assistant                 $     0
Age 41                                                   Treasurer of PMLIC
1000 Chesterbrook Boulevard
Berwyn, Pennsylvania
19312-1181

Todd R. Miller                  Assistant Vice           1990-September 1996,                   $     0
Age 43                          President, Financial     Accountant, PMLIC;
1000 Chesterbrook Boulevard     Reporting Officer        October 1996-Present,
Berwyn, Pennsylvania                                     Assistant Vice President,
19312-1181                                               Financial Reporting, PMLIC

James Bernstein, Esq.           Compliance Officer,      October 1999-Present,                   $     0
Age 38                          Secretary                Assistant General Counsel,
1000 Chesterbrook Boulevard                              PMLIC; May 1992-1995,
Berwyn, Pennsylvania                                     Associate, JordenBurt;
19312-1181                                               1996-May 1999, Partner,
                                                         JordenBurt

* "Interested person" of the Fund for 1940 Act purposes.

     As of the record date, the officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund and of each Portfolio. Each independent director does, however, have an interest in the Fund through his ownership of a PLACA variable annuity contract. None of the officers or directors has engaged in any material transactions with the Fund, or has been indebted to the Fund since the beginning of the last fiscal year. Directors who are not officers or employees of PMLIC are paid a fee, plus actual out of pocket expenses, by the Fund for each meeting of the Board attended. Total fees incurred for 1999 were $60,000. Directors and officers of the Fund do not receive any benefits from the Fund upon retirement, nor does the Fund accrue any expense for pension or retirement benefits. During the fiscal year ended December 31, 1999, the board of directors held 5 meetings. All directors attended all of the meetings.

     The Board currently consists of five directors, only one of whom is an interested person by reason of his affiliation with MSIM. The Board's members have established an audit committee and a nominating committee for the efficient governance of the Fund. The basic purpose of the audit committee is to enhance the quality of the Fund's financial accountability and financial reporting. The basic purpose of the nominating committee is to help ensure the selection and the nomination of qualified candidates for independent director membership on the Board. Shareholders will not be permitted to make recommendations to the nominating committee. The nominating committee alone will be responsible for recommending nominees. No committee meetings were held in the last fiscal year because the committees were formed during the current fiscal year. The members of each committee were elected at the September 15, 2000 board meeting and both committees are and will be comprised solely of independent directors.

     THE FUND'S EXISTING INDEPENDENT AUDITORS WILL BE RATIFIED. We will treat shareholder approval of the reorganization also as ratification of the Fund's existing independent auditors. PricewaterhouseCoopers LLP is the independent auditor for the Fund. In this role, PricewaterhouseCoopers LLP audits and certifies the Fund's financial statements. PricewaterhouseCoopers LLP also reviews the Fund's Annual Reports to Shareholders and its filings with the Securities and Exchange Commission (the "SEC"). Neither PricewaterhouseCoopers LLP nor any of its partners have any direct or material indirect financial interest in the Fund. If you wish to request the attendance of a PricewaterhouseCoopers LLP representative at the shareholder meeting to make any statement or answer any questions, you should contact the Fund's Secretary at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312-1181.

     THE REORGANIZATION IS CONDITIONED ON TAX-FREE TREATMENT AT THE FEDERAL LEVEL. We fully expect that the reorganization will have no federal income tax consequences for you or the Fund. We will not proceed with the reorganization until this point is confirmed by an opinion of counsel. Following the reorganization, from a tax standpoint, the adjusted basis of the Fund shares will be the same as before. We do not expect you to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure.

     VOTING RIGHTS WILL BE BASED ON THE DOLLAR AMOUNT OF YOUR INVESTMENT. After the reorganization, your voting rights will become "dollar-based," which is a different voting rights system than the Fund uses now. Currently, the Fund provides shareholders with one vote for each share that the shareholders own. This share-based system treats shareholders equitably so long as all shares of the Fund have the same share price. However, fairness tends to erode when the Fund offers more than one series of shares (we often refer to these as "portfolios") or more than one class of shares. The share prices of a fund's different portfolios inevitably diverge over time due to their different investment programs. Similarly, the share prices of a fund's different share classes, if any, will deviate over time because of their different expense structures. As a result, when issues are voted at the Fund level, the owners of lower-priced shares have relatively-greater voting power than the owners of higher-priced shares. The change to dollar-based voting will ensure that shareholders' voting rights remain proportionate to their financial interests.

     YOUR PORTFOLIO WILL NO LONGER PERMIT, UPON REQUEST, ISSUANCE OF SHARE CERTIFICATES AND WILL CONVERT ANY OUTSTANDING SHARE CERTIFICATES TO RECORD ENTRY FORM. In today's financial world, very few shareholders hold share certificates as physical evidence of their mutual fund investments. Instead, shareholders' mutual fund holdings are maintained and accounted for as "record entries" on the fund's computer system. The main problems with share certificates are that:

         - Share certificates present opportunities for theft, loss, and fraud, and, therefore, offer less protection to shareholders, rather than more.

         - Share certificates are especially inconvenient -- you must return your certificates to the fund before your shares can be redeemed or exchanged.

         In light of these disadvantages and the minimal demand for share certificates, your Fund will stop issuing them after the reorganization.

D.   HOW A DELAWARE BUSINESS TRUST COMPARES TO THE FUND'S CURRENT LEGAL
     STRUCTURE

     The following discussion compares the Maryland law and documents that currently govern the Fund with the state law and documents that will apply if the Fund reorganizes as a Delaware business trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures. (You or your attorney would need to review the laws and Fund documents firsthand for that sort of analysis.) We simply want you to know how a Delaware business trust compares in certain key areas to a Maryland corporation, the Fund's current legal structure.

     SHAREHOLDER LIABILITY. Shareholders of the Fund (contract owners, PMLIC, PLACA, and NLIC), whether organized as a Maryland corporation or Delaware business trust, generally are not personally liable for the Fund's obligations.

     DIRECTOR/TRUSTEE LIABILITY AND INDEMNIFICATION. With a Maryland corporation, directors cannot be held liable for their activities in that role so long as the directors perform their duties in good faith, prudently, and in the Fund's best interests. The same is generally true for the trustees of a Delaware business trust, so long as it is provided for in the Fund's governing documents. Under each legal structure, the Fund can indemnify its directors from claims and expenses arising out of their service to the Fund, unless, a director has acted improperly in a particular matter.

     SHAREHOLDER VOTING RIGHTS AND MEETINGS. Under a Fund organized as a Maryland corporation, shareholders' voting rights currently are based on the number of shares that the shareholders own. As we explained above, as a Delaware business trust, the Fund would shift to a dollar-based voting rights system. As a Maryland corporation, a Fund generally must call a shareholder meeting if one is requested in writing by investors entitled to cast 25% or more of the Fund's votes. As a Delaware business trust, the Fund will also adopt a 25% standard.

     SHARE CERTIFICATES. Funds organized as Maryland corporations generally issue share certificates to their investors upon request. Funds organized as Delaware business trusts are not required to issue share certificates. As explained above, following the reorganization, the Fund will stop issuing share certificates and will convert any outstanding certificates to record entry form.

         EVALUATION BY THE BOARD

         In evaluating the reorganization plan, the Board reviewed materials relating to the proposed plan, and had the opportunity to ask questions and request further information regarding the plan. Based on its consideration of the discussion above and other information that the Board deemed relevant, and with the advice of independent counsel, the Board unanimously voted to approve the reorganization into a Delaware business trust.

         BOARD OF DIRECTORS' RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR APPROVAL OF THE REORGANIZATION OF THE FUND INTO A DELAWARE BUSINESS TRUST.

PROPOSAL 2. CHANGE INVESTMENT APPROACHES OF AND RENAME CERTAIN PORTFOLIOS
            (GROWTH PORTFOLIO, MANAGED PORTFOLIO, AGGRESSIVE GROWTH PORTFOLIO) AND CHANGE IN INVESTMENT OBJECTIVE OF GROWTH PORTFOLIO

2.a. CHANGE INVESTMENT OBJECTIVE OF, INVESTMENT APPROACH OF, AND RENAME GROWTH PORTFOLIO

         At a meeting of the Board held on November 3, 2000, the Board approved a change in the investment objective and the investment approach of the Growth Portfolio and the renaming of this Portfolio as the "All Pro Broad Equity Portfolio" to reflect that change. Currently, the Growth Portfolio's investment objective is to achieve intermediate and long-term growth of capital with a secondary objective of maintaining a reasonable level of income. The Growth Portfolio invests primarily in common stocks that offer above-average intermediate and long-term growth potential. The adviser uses a value-oriented investment strategy. The Board believes that it is in the best interests of the Fund to provide an investment option that shifts away from a totally value-oriented investment strategy. The Portfolio's new investment objective will be to seek long-term capital appreciation. To achieve that objective, the Portfolio will invest primarily in equity securities of both larger and smaller companies included in the Wilshire 5000 Index that the Portfolio's subadvisers believe offer above-average potential for growth in the future. The Portfolio will instead provide assets with a broad representation of the market by using four different investment segments: a small cap value portion, a small cap growth portion, a large cap value portion, and a large cap growth portion. Subject to receiving the necessary shareholder approval for a manager of managers approach to investment management, MSIM in its new role as investment adviser (as discussed below) will allocate investments of each of these four segments to a separate subadviser in such proportions as it deems appropriate. The Portfolio will likely incur brokerage commissions, perhaps over a relatively short period of time, to the extent that the change in investment objective and investment approach requires the sale of current portfolio securities and reinvestment of the proceeds. To proceed with the change in investment approach and investment objective, we need shareholder approval.

2.b.     CHANGE INVESTMENT APPROACH OF AND RENAME AGGRESSIVE GROWTH PORTFOLIO

         At a meeting of the Board held on November 3, 2000, the Board approved a change in the investment approach of the Aggressive Growth Portfolio and the renaming of this Portfolio as the "Mid Cap Growth Portfolio" to reflect that change. Currently, the Aggressive Growth Portfolio's investment objective is to achieve a high level of long-term capital appreciation. The Aggressive Growth Portfolio invests primarily in securities of companies in new or emerging industries and in securities of small capitalization companies and/or unseasoned companies. The Aggressive Growth Portfolio will be renamed the "Mid Cap Growth Portfolio" to reflect a change from investments in securities of small capitalization companies and/or unseasoned companies to investments in securities of mid-cap companies. This represents a change in investment approach. The Board believes that this new asset class will provide an additional investment option for the Fund. The Fund already has an investment option for small cap growth in the All Pro Small Cap Growth Portfolio. The Mid Cap Growth Portfolio will provide the Fund with a more diverse field of investment options. The Portfolio will likely incur brokerage commissions, perhaps over a relatively short period of time, to the extent that the change in investment approach requires the sale of current portfolio securities and reinvestment of the proceeds. To proceed with the change in investment approach, we need shareholder approval.

2.c.     CHANGE INVESTMENT APPROACH OF AND RENAME MANAGED PORTFOLIO

         At a meeting of the Board held on November 3, 2000, the Board approved a change in the investment approach of the Managed Portfolio and the renaming of this Portfolio as the "Balanced Portfolio" to reflect that change. Currently, the Managed Portfolio's investment objective is to achieve as high a level of long-term total rate of return as is consistent with prudent investment risk. The Managed Portfolio's assets may invest solely in common stocks, solely in debt securities, solely in money market instruments, or in a combination of these types of investments. The Managed Portfolio will be renamed the

"Balanced Portfolio." The Balanced Portfolio will have a bond asset portion and an equity asset portion. The equity portion of the Balanced Portfolio will implement a growth style of investing rather than the value style currently used. The Board believes that this shift is in the best interests of the Fund and that it will provide an investment option that shifts away from a totally value-oriented investment strategy and, over the long-term, moves toward a growth-oriented strategy with a manager that has a long-term, established growth-oriented track record. The Portfolio will likely incur brokerage commissions, perhaps over a relatively short period of time, to the extent that the change in investment approach requires the sale of current portfolio securities and reinvestment of the proceeds. To proceed with the change in investment approach, we need shareholder approval.

         EVALUATION BY THE BOARD

         In evaluating the proposed changes, the Board reviewed materials relating to the changes, and had the opportunity to ask questions and request further information regarding the changes. Based on its consideration of the reasons noted above and other information that the Board deemed relevant, and with the advice of independent counsel, the Board unanimously voted to approve the changes in investment approach, and the renaming, of the Growth, Managed, and Aggressive Growth Portfolios, and the change in the investment objective of the Growth Portfolio. The renaming of the three Portfolios is being submitted to you as part of your consideration of the change in investment approach for these Portfolios and the change in investment objective of the Growth Portfolio. The Board has the authorization on its own to rename the Portfolios.

         BOARD OF DIRECTORS' RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR APPROVAL OF THE CHANGES IN INVESTMENT APPROACH AND THE RENAMING OF THE GROWTH, MANAGED, AND AGGRESSIVE GROWTH PORTFOLIOS, AND THE CHANGE IN THE INVESTMENT OBJECTIVE OF THE GROWTH PORTFOLIO.

PROPOSAL 3. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR ALL
            PORTFOLIOS

         On November 30, 2000, SAC gave formal notice of its intent to resign, on or around January 31, 2001, as investment adviser to the Growth Portfolio, the Aggressive Growth Portfolio, the Managed Portfolio, the Bond Portfolio, and the Money Market Portfolio. This reflects a decision by PMLIC, its affiliate, PLACA, and NLIC, all three of whom are joint participants in the ownership of SAC, to terminate their joint venture and independently pursue their respective mutual fund and variable contract businesses.

         The Board accepted the resignation and, at a meeting of the Board held on November 3, 2000, the Board approved an interim investment advisory agreement between the Fund and MSIM, and seven (7) interim subadvisory agreements between MSIM and respective subadvisers regarding the Growth Portfolio, the Aggressive Growth Portfolio, the Managed Portfolio, and the Bond Portfolio. In addition, pursuant to an advisory agreement between the Fund and MSIM, MSIM will serve as the investment adviser to each of the eleven (11) Portfolios of the Fund. Pursuant to the interim subadvisory agreements: (i) Sanford C. Bernstein & Co., LLC ("Bernstein"), Alliance Capital Management Corp. ("Alliance"), Husic Capital Management ("Husic"), and Reams Asset Management Company, LLC ("Reams") will provide investment advisory services to the Growth Portfolio; (ii) T. Rowe Price Associates, Inc. ("T. Rowe Price") will provide investment advisory services to the Aggressive Growth Portfolio; (iii) Fred Alger Management Inc. ("Fred Alger") will provide investment advisory services to the Managed Portfolio; and (iv) Western Asset Management Company ("Western Asset") will provide investment advisory services to the Bond Portfolio. These interim investment advisory and interim subadvisory agreements will be in effect until no later than May 30, 2001, 150 days after the termination of the agreement between the Fund and SAC, pending shareholder approval of the new investment advisory agreement. MSIM will serve pursuant to the interim agreements if SAC is no longer acting under the current investment advisory agreement and the new investment advisory agreement with MSIM and the new subadvisory agreements that MSIM will enter into with the subadvisers have not gone into effect.

         At the meeting of the Board held on November 3, 2000, the Board also approved a new investment advisory agreement between the Fund and MSIM for all of the Fund's Portfolios, including the Growth, Aggressive Growth, Managed, Bond, and Money Market Portfolios. This new investment advisory agreement will permit MSIM to implement a "manager of managers" approach to investment management. As part of the proposed changes in the investment approaches of the Growth Portfolio, the Aggressive Growth Portfolio, and the Managed Portfolio, these Portfolios may all be managed using a "manager of managers" approach intended to obtain superior performance for these Portfolios. The Equity 500 Index Portfolio, the International Portfolio, and the Bond Portfolio will also be managed using the "manager of managers" approach. The subadvisers that would be providing advisory services under the interim subadvisory agreements will be acting as the initial subadvisers under the new investment advisory agreement between the Fund and MSIM. Due to MSIM's experience working as the "manager of managers" for the All Pro Portfolios, among other factors, MSIM also was selected by the Board to serve as the investment adviser. Based on MSIM's prior experience managing the Money Market Portfolio and on a desire to have a single investment adviser for the Fund, MSIM was selected to manage the Money Market Portfolio. The proposed new investment advisory agreement between the Fund and MSIM also will replace the three current, but separate, investment advisory agreements between the Fund and MSIM with respect to the All Pro Portfolios, the Equity 500 Index Portfolio, and the International Portfolio. A copy of this new investment advisory agreement is attached to this Proxy Statement as Appendix B. This new investment advisory agreement has been drafted with the Fund identified as a Delaware business trust based on the assumption that shareholders will approve the reorganization described in Proposal 1. So that the Fund will not be without a properly approved investment advisory agreement in the event Proposal 1 is not approved, a vote for the new investment advisory agreement described in this proposal will be deemed to be a vote for an agreement that is identical to the new investment advisory agreement except that the Fund will be identified as a Maryland corporation rather than as a Delaware business trust.

         To proceed under the new investment advisory agreement, we need shareholder approval. If shareholders do not approve the agreement, the Board will take appropriate action after reviewing the available alternatives, including, among others, entering into an interim investment advisory agreement and/or resoliciting shareholder approval.

3.a. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE ALL PRO LARGE CAP GROWTH PORTFOLIO

BACKGROUND INFORMATION

         In connection with the reorganization of the Fund into a Delaware business trust and the implementation of a "manager of managers" arrangement with respect to all Portfolios of the Fund, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund and MSIM and new subadvisory agreements between MSIM and Geewax, Terker & Co. ("Geewax") and MSIM and Alliance for the All Pro Large Cap Growth Portfolio at a meeting of the Board held on November 3, 2000. The current investment advisory agreement was initially and last approved by the shareholders on April 29, 1998. The new investment advisory agreement between the Fund and MSIM will become effective upon shareholder approval.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

         As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the All Pro Large Cap Growth Portfolio, will provide oversight for the subadvisers that are hired, will negotiate the terms of subadvisory agreements, and will provide the Fund's directors with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio.

         The All Pro Large Cap Growth Portfolio will continue to be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving its investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with this Portfolio, as well as other Portfolios within the Fund, MSIM was approved by the Board on November 3, 2000, as the investment adviser to the All Pro Large Cap Growth Portfolio under the new investment advisory agreement. As part of the "manager of managers" arrangement, the new investment advisory agreement will continue to cover MSIM's compensation for its oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. The table on page ___ describes the compensation paid monthly by the Portfolio to MSIM under both the previous and the new investment advisory agreements.

         Under the new investment advisory agreement, MSIM will continue to serve as the investment adviser for the All Pro Large Cap Growth Portfolio and Geewax and Alliance will continue to serve as subadvisers for the All Pro Large Cap Growth Portfolio. Geewax is located at 99 Starr Street, Phoenixville, Pennsylvania, and provides portfolio management for approximately $8 billion in assets. Alliance is located at 1345 Avenue of the Americas, New York, New York, and provides portfolio management for $388 billion in assets.

         MSIM has retained Wilshire Associates, Incorporated ("Wilshire") as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for the All Pro Large Cap Growth Portfolio. Wilshire does not participate in the selection of the portfolio securities for the Portfolio or in any way participate in the day-to-day management of the Portfolio or the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of the Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for the Portfolio.

         The new investment advisory agreement provides that it will terminate automatically in the event of its assignment or, with respect to the All Pro Large Cap Growth Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided that, in either case, it must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

3.b. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE ALL PRO LARGE CAP VALUE PORTFOLIO

BACKGROUND INFORMATION

         In connection with the reorganization of the Fund into a Delaware business trust and the implementation of a "manager of managers" arrangement with respect to all Portfolios of the Fund, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund and MSIM and new subadvisory agreements between MSIM and Mellon Equity Associates, LLP ("Mellon") and MSIM and Bernstein for the All Pro Large Cap Value Portfolio at a meeting of the Board held on November 3, 2000. The current investment advisory agreement was initially and last approved by the shareholders on April 29, 1998. The new investment advisory agreement between the Fund and MSIM will become effective upon shareholder approval.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

         As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the All Pro Large Cap Value Portfolio, will provide oversight for the subadvisers that are hired, will negotiate the terms of subadvisory agreements, and will provide the Fund's directors with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio.

         The All Pro Large Cap Value Portfolio will continue to be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving its investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with this Portfolio, as well as other Portfolios within the Fund, MSIM was approved by the Board on November 3, 2000, as the investment adviser to the All Pro Large Cap Value Portfolio under the new investment advisory agreement. As part of the "manager of managers" arrangement, the new investment advisory agreement will continue to cover MSIM's compensation for its oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. The table on page ___ describes the compensation paid monthly by the Portfolio to MSIM under both the previous and the new investment advisory agreements.

         Under the new investment advisory agreement, MSIM will continue to serve as the investment adviser for the All Pro Large Cap Value Portfolio and Mellon and Bernstein will continue to serve as subadvisers for the All Pro Large Cap Value Portfolio. Mellon is located at 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania, and provides portfolio management for approximately $39 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, New York, and provides portfolio management for approximately $87 billion in assets.

         MSIM has retained Wilshire as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for the All Pro Large Cap Value Portfolio. Wilshire does not participate in the selection of the portfolio securities for the Portfolio or in any way participate in the day-to-day management of the Portfolio or the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of the Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for the Portfolio.

         The new investment advisory agreement provides that it will terminate automatically in the event of its assignment or, with respect to the All Pro Large Cap Value Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided that, in either case, it must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

3.c. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE ALL PRO SMALL CAP GROWTH PORTFOLIO

BACKGROUND INFORMATION

         In connection with the reorganization of the Fund into a Delaware business trust and the implementation of a "manager of managers" arrangement with respect to all Portfolios of the Fund, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund and MSIM and new subadvisory agreements between MSIM and Lee Munder Investments Ltd. ("Lee Munder") and MSIM and Husic for the All Pro Small Cap Growth Portfolio at a meeting of the Board held on November 3, 2000. The current investment advisory agreement was initially and last approved by the shareholders on April 29, 1998. The new investment advisory agreement between the Fund and MSIM will become effective upon shareholder approval.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

         As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the All Pro Small Cap Growth Portfolio, will provide oversight for the subadvisers that are hired, will negotiate the terms of subadvisory agreements, and will provide the Fund's directors with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio.

         The All Pro Small Cap Growth Portfolio will continue to be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving its investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with this Portfolio, as well as other Portfolios within the Fund, MSIM was approved by the Board on November 3, 2000, as the investment adviser to the All Pro Small Cap Growth Portfolio under the new investment advisory agreement. As part of the "manager of managers" arrangement, the new investment advisory agreement will continue to cover MSIM's compensation for its oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. The table on page ___ describes the compensation paid monthly by the Portfolio to MSIM under both the previous and the new investment advisory agreements.

         Under the new investment advisory agreement, MSIM will continue to serve as the investment adviser for the All Pro Small Cap Growth Portfolio and Lee Munder and Husic will continue to serve as subadvisers for the All Pro Small Cap Growth Portfolio. Lee Munder is located at 200 Clarendon Street, Boston, Massachusetts, and provides portfolio management for $400 million in assets. Husic, located at 555 California Street, Suite 2900, San Francisco, California, offers products across the market capitalization spectrum and is dedicated to growth style management. Husic manages more than $4 billion on behalf of institutions and individuals, including nearly $400 million in its small-cap growth product.

         MSIM has retained Wilshire as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for the All Pro Small Cap Growth Portfolio. Wilshire does not participate in the selection of the portfolio securities for the Portfolio or in any way participate in the day-to-day management of the Portfolio or the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of the Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for the Portfolio.

         The new investment advisory agreement provides that it will terminate automatically in the event of its assignment or, with respect to the All Pro Small Cap Growth Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided that, in either case, it must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

3.d. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE ALL PRO SMALL CAP VALUE PORTFOLIO

BACKGROUND INFORMATION

         In connection with the reorganization of the Fund into a Delaware business trust and the implementation of a "manager of managers" arrangement with respect to all Portfolios of the Fund, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund and MSIM and new subadvisory agreements between MSIM and Sterling Capital Management Company ("Sterling") and MSIM and Reams for the All Pro Small Cap Value Portfolio at a meeting of the Board held on November 3, 2000. The current investment advisory agreement was initially and last approved by the shareholders on April 29, 1998. The new investment advisory agreement between the Fund and MSIM will become effective upon shareholder approval.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

         As under the current investment advisory agreement between the Fund and MSIM, under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the All Pro Small Cap Value Portfolio, will provide oversight for the subadvisers that are hired, will negotiate the terms of subadvisory agreements, and will provide the Fund's directors with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio.

         The All Pro Small Cap Value Portfolio will continue to be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving its investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with this Portfolio, as well as other Portfolios within the Fund, MSIM was approved by the Board on November 3, 2000, as the investment adviser to the All Pro Small Cap Value Portfolio under the new investment advisory agreement. As part of the "manager of managers" arrangement, the new investment advisory agreement will continue to cover MSIM's compensation for its oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. The table on page ___ describes the compensation paid monthly by the Portfolio to MSIM under both the previous and the new investment advisory agreements.

         Under the new investment advisory agreement, MSIM will continue to serve as the investment adviser for the All Pro Small Cap Value Portfolio and Sterling and Reams will continue to serve as subadvisers for the All Pro Small Cap Value Portfolio. Sterling is located at 301 S. College Street, Suite 3200, Charlotte, North Carolina, and provides portfolio management for approximately $3.4 billion in assets. Reams, located at 227 Washington Street, Columbus, Indiana, provides investment management services primarily to institutional clients. Reams offers primarily small and small to mid-cap value products for its clients and has approximately $8 billion in assets under management.

         MSIM has retained Wilshire as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for the All Pro Small Cap Value Portfolio. Wilshire does not participate in the selection of the portfolio securities for the Portfolio or in any way participate in the day-to-day management of the Portfolio or the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of the Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for the Portfolio.

         The new investment advisory agreement provides that it will terminate automatically in the event of its assignment or, with respect to the All Pro Small Cap Value Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided that, in either case, it must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

3.e. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE GROWTH PORTFOLIO

BACKGROUND INFORMATION

         On November 30, 2000, SAC gave formal notice of its intent to resign, effective on or around January 31, 2001, as investment adviser to the Growth Portfolio and the Board accepted the resignation. Assuming SAC's resignation becomes effective, it will terminate the investment advisory agreement between the Fund and SAC that became effective May 1, 1997. The agreement was last approved by the shareholders on April 24, 1997, in order to approve the investment advisory agreement between the Fund and SAC for the Growth Portfolio. The terms of the previous investment advisory agreement provided that SAC rendered investment advice to the Portfolio, and managed the investment and reinvestment of the Portfolio's assets. SAC is located at One National Life Drive, Montpelier, Vermont 05604.

         At a meeting of the Board held on November 3, 2000, the Board, including a majority of independent trustees, approved an interim investment advisory agreement between the Fund and MSIM, and an interim subadvisory agreement between MSIM and each of Bernstein, Alliance, Husic, and Reams for the Growth Portfolio. The interim investment advisory agreement and the four interim subadvisory agreements will remain effective for a period of 150 days following the termination of the previous investment advisory agreement pending shareholder approval of the new investment advisory agreement. During the interim period, MSIM will be paid 0.50% of the average daily net assets of the Growth Portfolio, the same fee that SAC was paid under the previous investment advisory agreement. Out of this fee, MSIM will then pay Bernstein, Alliance, Husic, and Reams their respective fees. A new investment advisory agreement between the Fund and MSIM will become effective upon shareholder approval.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

         Under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the Growth Portfolio, will provide oversight for the subadvisers that are hired, will negotiate the terms of subadvisory agreements, and will provide the Fund's directors with regular reports as to the Growth Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio.

         The Growth Portfolio will be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving its investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with other Portfolios within the Fund, the Board approved MSIM as the investment adviser to the Growth Portfolio on November 3, 2000. As part of implementing a "manager of managers" arrangement, the new investment advisory agreement will cover MSIM's compensation for its oversight services as well as the fees for the subadvisers who will be making the day-to-day investment decisions. The previous investment advisory agreement with SAC does not include compensation for the oversight services MSIM will be performing under the "manager of managers" arrangement. Additionally, the previous investment advisory agreement generally does not include the compensation levels necessary to attract the services of qualified and experienced subadvisers in today's market. As a result, the new investment advisory agreement provides for higher advisory fees than the previous investment advisory agreement. The table on page ____ describes the compensation paid monthly by the Portfolio to MSIM under both the previous and the new investment advisory agreements.

         If the interim agreements go into effect, MSIM will serve as the investment adviser for the Growth Portfolio, and Bernstein, Alliance, Husic, and Reams will serve as the subadvisers for the Growth Portfolio. Assuming shareholder approval of the new investment advisory agreement, Bernstein, Alliance, Husic, and Reams will then serve as the subadvisers. Bernstein has expertise in large-cap value management. Bernstein is located at 767 Fifth Avenue, New York, New York, and provides portfolio management for approximately $87 billion in assets. Alliance has expertise in large-cap growth management. Alliance is located at 1345 Avenue of the Americas, New York, New York, and provides portfolio management for $388 billion in assets. Husic, located at 555 California Street, Suite 2900, San Francisco, California, offers products across the market capitalization spectrum and is dedicated to growth style management. Husic manages more than $4 billion on behalf of institutions and individuals including nearly $400 million in its small-cap growth product. Reams, located at 227 Washington Street, Columbus, Indiana, provides investment management services primarily to institutional clients. Reams offers primarily small and small to mid-cap value products for its clients and has approximately $8 billion in assets under management. These subadvisers will provide investment advisory services that are intended to result in superior performance for the Growth Portfolio.

         MSIM has retained Wilshire as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for the Growth Portfolio. Wilshire does not participate in the selection of the portfolio securities for the Portfolio or in any way participate in the day-to-day management of the Portfolio or the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of the Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for the Portfolio.

         The new investment advisory agreement provides that it will terminate automatically in the event of its assignment or, with respect to the Growth Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided that, in either case, it must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

3.f. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE EQUITY 500 INDEX PORTFOLIO

BACKGROUND INFORMATION

         In connection with the reorganization of the Fund into a Delaware business trust and the implementation of a "manager of managers" arrangement with respect to all Portfolios of the Fund, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund and MSIM and a new subadvisory agreements between MSIM and State Street Global Advisors ("State Street") for the Equity 500 Index Portfolio at a meeting of the Board held on November 3, 2000. The current investment advisory agreement was initially and last approved by the shareholders on September 23, 1999. The new investment advisory agreement between the Fund and MSIM will become effective upon shareholder approval.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

         Under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the Equity 500 Index Portfolio, will provide oversight for the subadvisers that are hired, will negotiate the terms of subadvisory agreements, and will provide the Fund's directors with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio.

         The Equity 500 Index Portfolio may be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving its investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with other Portfolios within the Fund, on November 3, 2000, the Board approved MSIM as the investment adviser to the Equity 500 Index Portfolio under the new investment advisory agreement. As part of implementing a "manager of managers" arrangement, the new investment advisory agreement will cover MSIM's compensation for its oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. The table on page ___ describes the compensation paid monthly by the Portfolio to MSIM under both the previous and the new investment advisory agreements.

         Under the new investment advisory agreement, MSIM will continue to serve as the investment adviser for the Equity 500 Index Portfolio and State Street will continue to serve as the subadviser for the Equity 500 Index Portfolio. State Street is located at One International Place, Boston, Massachusetts, and provides portfolio management for approximately $738 million in assets.

         The new investment advisory agreement provides that it will terminate automatically in the event of its assignment or, with respect to the Equity 500 Index Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided that, in either case, it must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

3.g. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE INTERNATIONAL PORTFOLIO

BACKGROUND INFORMATION

         In connection with the reorganization of the Fund into a Delaware business trust and the implementation of a "manager of managers" arrangement with respect to all Portfolios of the Fund, the Board, including a majority of independent trustees, approved a new investment advisory agreement between the Fund and MSIM and a new subadvisory agreement between MSIM and The Boston Company Asset Management ("Boston Company") for the International Portfolio at a meeting of the Board held on November 3, 2000. The current investment advisory agreement was initially and last approved by the shareholders on July 31, 1991. The new investment advisory agreement between the Fund and MSIM will become effective upon shareholder approval.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

         Under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the International Portfolio, will provide oversight for the subadvisers that are hired, will negotiate the terms of subadvisory agreements, and will provide the Fund's directors with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio.

         The International Portfolio may be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving its investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with other Portfolios within the Fund, on November 3, 2000, the Board approved MSIM as the investment adviser to the International Portfolio under the new investment advisory agreement. As part of implementing a "manager of managers" arrangement, the new investment advisory agreement will cover MSIM's compensation for its oversight services, as well as the fees for the subadvisers who will be making the day-to-day investment decisions. The table on page ___ describes the compensation paid monthly by the Portfolio to MSIM under both the previous and the new investment advisory agreements.

         Under the new investment advisory agreement, MSIM will continue to serve as the investment adviser for the International Portfolio and Boston Company will continue to serve as the subadviser for the International Portfolio. Boston Company is located at One Boston Place, Boston, Massachusetts, and provides portfolio management for approximately $26 billion in assets.

         The new investment advisory agreement provides that it will terminate automatically in the event of its assignment or, with respect to the International Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided that, in either case, it must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

3.h. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE AGGRESSIVE GROWTH

BACKGROUND INFORMATION

         On November 30, 2000, SAC gave formal notice of its intent to resign, effective on or around January 31, 2001, as investment adviser to the Aggressive Growth Portfolio, and the Board accepted the resignation. Assuming SAC's resignation becomes effective, it will terminate the investment advisory agreement between the Fund and SAC that became effective March 1, 1993. The investment advisory agreement was last approved by shareholders on April 25, 1996, in connection with an amendment authorizing SAC to provide advisory services to the Money Market Portfolio. The terms of the previous investment advisory agreement provided that SAC rendered investment advice to the Aggressive Growth Portfolio, and managed the investment and reinvestment of the Portfolio's assets. SAC is located at One National Life Drive, Montpelier, Vermont 05604.

         At a meeting of the Board held on November 3, 2000, the Board, including a majority of independent trustees, approved an interim investment advisory agreement between the Fund and MSIM, and an interim subadvisory agreement between MSIM and T. Rowe Price for the Aggressive Growth Portfolio. The interim investment advisory and subadvisory agreements will remain effective for a period of 150 days following the termination of the previous investment advisory agreement pending shareholder approval of the new investment advisory agreement. During the interim period, MSIM will be paid 0.50% of the average daily net assets of the Aggressive Growth Portfolio, the same fee that SAC was paid under the previous investment advisory agreement. Out of this fee, MSIM will then pay T. Rowe Price its fee. A new investment advisory agreement between the Fund and MSIM will become effective upon shareholder approval.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

         Under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers, will provide oversight for the subadvisers that are hired, will negotiate the terms of subadvisory agreements, and will provide the Fund's directors with regular reports as to the Aggressive Growth Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio.

         The Aggressive Growth Portfolio may be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving its investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with other Portfolios within the Fund, the Board approved MSIM as the investment adviser to the Aggressive Growth Portfolio on November 3, 2000. As part of implementing a "manager of managers" arrangement, the new investment advisory agreement will cover MSIM's compensation for its oversight services as well as the fees for the subadvisers who will be making the day-to-day investment decisions. The previous investment advisory agreement with SAC does not include compensation for the oversight services MSIM will be performing under the "manager of managers" arrangement. Additionally, the previous investment advisory agreement generally does not include the compensation levels necessary to attract the services of qualified and experienced subadvisers in today's market. As a result, the new investment advisory agreement provides for higher advisory fees than the previous investment advisory agreement. The table on page ___ describes the compensation paid monthly by the Portfolio to MSIM under both the previous and the new investment advisory agreements.

         If the interim agreements go into effect, MSIM will serve as the investment adviser for the Aggressive Growth Portfolio and T. Rowe Price will serve as the subadviser for the Aggressive Growth Portfolio. T. Rowe Price has expertise in mid-cap growth management. T. Rowe Price is located at 100 E.

Pratt Street, Baltimore, Maryland, and provides portfolio management for approximately $179 billion in assets. Assuming shareholder approval of the new investment advisory agreement, T. Rowe Price will then serve as the subadviser. This subadviser will provide investment advisory services that are intended to result in superior performance for the Aggressive Growth Portfolio.

         MSIM has retained Wilshire as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for the Portfolio. Wilshire does not participate in the selection of the portfolio securities for the Portfolio or in any way participate in the day-to-day management of the Portfolio or the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of the Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for the Portfolio.

         The new investment advisory agreement provides that it will terminate automatically in the event of its assignment or, with respect to the Aggressive Growth Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided that, in either case, it must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

3.i. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE MANAGED PORTFOLIO

BACKGROUND INFORMATION

         On November 30, 2000, SAC gave formal notice of its intent to resign, effective on or around January 31, 2001, as investment adviser to the Managed Portfolio, and the Board accepted the resignation. Assuming SAC's resignation becomes effective, it will terminate the investment advisory agreement between the Fund and SAC that became effective March 1, 1993. The investment advisory agreement was last approved by shareholders on April 25, 1996, in connection with an amendment authorizing SAC to provide advisory services to the Money Market Portfolio. The terms of that previous investment advisory agreement provided that SAC rendered investment advice to the Managed Portfolio, and managed the investment and reinvestment of the Portfolio's assets. SAC is located at One National Life Drive, Montpelier, Vermont 05604.

         At a meeting of the Board held on November 3, 2000, the Board, including a majority of independent trustees, approved an interim investment advisory agreement between the Fund and MSIM and an interim subadvisory agreement between MSIM and Fred Alger for the Managed Portfolio. The interim investment advisory and subadvisory agreements will remain effective for a period of 150 days following the termination of the previous investment advisory agreement pending shareholder approval of the new investment advisory agreement. During the interim period, MSIM will be paid 0.40% of the average daily net assets of the Managed Portfolio, the same fee that SAC was paid under the previous investment advisory agreement. Out of this fee, MSIM will then pay Fred Alger its fee. A new investment advisory agreement between the Fund and MSIM will become effective upon shareholder approval.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

         Under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers for the Managed Portfolio, will provide oversight for the subadvisers that are hired, will negotiate the terms of subadvisory agreements, and will provide the Fund's directors with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio.

         The Managed Portfolio may be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving its investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular in managing multiple managers, and MSIM's experience with other Portfolios within the Fund, the Board approved MSIM as the investment adviser to the Managed Portfolio on November 3, 2000. As part of implementing a "manager of managers" arrangement, the new investment advisory agreement will cover MSIM's compensation for its oversight services as well as the fees for the subadvisers who will be making the day-to-day investment decisions. The previous investment advisory agreement with SAC does not include compensation for the oversight services MSIM will be performing under the "manager of managers" arrangement. Additionally, the previous investment advisory agreement generally does not include the compensation levels necessary to attract the services of qualified and experienced subadvisers in today's market. As a result, the new investment advisory agreement provides for higher advisory fees than the current agreement. The table on page ___ describes the compensation paid monthly by the Portfolio to MSIM under both the previous and the new investment advisory agreements.

         If the interim agreements go into effect, MSIM will serve as the investment adviser for the Managed Portfolio and Fred Alger will serve as the subadviser for the Managed Portfolio. Assuming shareholder approval of the new investment advisory agreement, Fred Alger will then serve as the subadviser. Fred Alger is located at One World Trade Center, Suite 9333, New York, New York, and provides portfolio management for approximately $21.2 billion in assets. This subadviser will provide investment advisory services that are intended to result in superior performance for the Managed Portfolio.

         The new investment advisory agreement provides that it will terminate automatically in the event of its assignment or, with respect to the Managed Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided that, in either case, it must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

3.j. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE BOND PORTFOLIO

BACKGROUND INFORMATION

         On November 30, 2000, SAC gave formal notice of its intent to resign, effective on or around January 31, 2001, as investment adviser to the Bond Portfolio, and the Board accepted the resignation. Assuming SAC's resignation becomes effective, it will terminate the investment advisory agreement between the Fund and SAC that became effective March 1, 1993. The investment advisory agreement was last approved by shareholders on April 25, 1996, in connection with an amendment authorizing SAC to provide advisory services to the Money Market Portfolio. The terms of the previous investment advisory agreement provided that SAC rendered investment advice to the Bond Portfolio, and managed the investment and reinvestment of the Portfolio's assets. SAC is located at One National Life Drive, Montpelier, Vermont 05604.

         At a meeting of the Board held on November 3, 2000, the Board, including a majority of independent trustees, approved an interim investment advisory agreement between the Fund and MSIM, and an interim subadvisory agreement between MSIM and Western Asset for the Bond Portfolio. The interim investment advisory and subadvisory agreements will remain effective for a period of 150 days following the termination of the previous investment advisory agreement pending shareholder approval of the new investment advisory agreement. During the interim period, MSIM will be paid 0.35% of the average daily net assets of the Bond Portfolio, the same fee that SAC was paid under the previous investment advisory agreement. Out of this fee, MSIM will then pay Western Asset its fee. A new investment advisory agreement between the Fund and MSIM will become effective upon shareholder approval.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

         Under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will provide recommendations to the Board regarding the hiring, termination, and replacement of subadvisers, will provide oversight for the subadvisers that are hired, will negotiate the terms of subadvisory agreements, and will provide the Fund's directors with regular reports as to the Bond Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio.

         The Bond Portfolio may be managed using a "manager of managers" approach by which MSIM allocates the Portfolio's assets among one or more subadvisers. The implementation of a "manager of managers" arrangement allows the Portfolio to benefit from the expertise of a subadviser who specializes in the investment strategies that are intended to assist the Portfolio in achieving its investment goals. Given MSIM's experience in operating a "manager of managers" approach to investment management, in particular managing multiple managers, and MSIM's experience with other Portfolios within the Fund, the Board approved MSIM as the investment adviser to the Bond Portfolio on November 3, 2000. As part of implementing a "manager of managers" arrangement, the new investment advisory agreement will cover MSIM's compensation for its oversight services as well as the fees for the subadvisers who will be making the day-to-day investment decisions. The previous investment advisory agreement with SAC does not include compensation for the oversight services MSIM will be performing under the "manager of managers" arrangement. Additionally, the previous investment advisory agreement generally does not include the compensation levels necessary to attract the services of qualified and experienced subadvisers in today's market. As a result, the new investment advisory agreement provides for higher advisory fees than the previous investment advisory agreement. The table on page ___ describes the compensation paid monthly by the Portfolio to MSIM under both the previous and the new investment advisory agreements.

         If the interim agreements go into effect, MSIM will serve as the investment adviser for the Bond Portfolio and Western Asset will serve as the subadviser for the Bond Portfolio. Western Asset is located at 117 East Colorado Boulevard, Pasadena, California, and provides portfolio management for approximately $65.3 billion in assets. Assuming shareholder approval of the new investment advisory agreement, Western Asset Management will then serve as the subadviser. This subadviser will provide investment advisory services that are intended to result in superior performance for the Bond Portfolio.

         MSIM has retained Wilshire as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for the Portfolio. Wilshire does not participate in the selection of the portfolio securities for the Portfolio or in any way participate in the day-to-day management of the Portfolio or the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of the Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for the Portfolio.

         The new investment advisory agreement provides that it will terminate automatically in the event of its assignment or, with respect to the Bond Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided that, in either case, it must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

3.k. NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE MONEY MARKET PORTFOLIO

BACKGROUND INFORMATION

         On November 30, 2000, SAC gave formal notice of its intent to resign effective on or around January 31, 2001, as investment adviser to the Money Market Portfolio, and the Board accepted the resignation. Assuming SAC's resignation becomes effective, it will terminate the investment advisory agreement between the Fund and SAC that originally became effective March 1, 1993. On February 26, 1996, the Board, including a majority of independent directors, approved an amendment to that agreement to allow SAC to provide investment advisory services to the Money Market Portfolio. The amended agreement was last approved by shareholders on April 25, 1996, in connection with an amendment authorizing SAC to provide advisory services to the Money Market Portfolio. The terms of the previous investment advisory agreement provided that SAC rendered investment advice to the Portfolio, and managed the investment and reinvestment of the Portfolio's assets. The compensation paid by the Fund to SAC is described in the table on page ___. SAC is located at One National Life Drive, Montpelier, Vermont 05604.

         At a meeting of the Board held on November 3, 2000, the Board, including a majority of independent trustees, approved an interim investment advisory agreement between the Fund and MSIM for the Money Market Portfolio. The interim investment advisory agreement will remain effective for a period of 150 days following the termination of the previous investment advisory agreement pending shareholder approval. During the interim period, MSIM will be paid 0.25% of the average daily net assets of the Money Market Portfolio, the same fee that SAC was paid under the previous investment advisory agreement. A new investment advisory agreement between the Fund and MSIM will become effective upon shareholder approval.

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

         Under the new investment advisory agreement between the Fund and MSIM, MSIM, subject to the supervision of the Board, will provide the Portfolio with investment advice and will manage the investment and reinvestment of Portfolio assets. MSIM also performs research services and evaluates statistical and financial data relevant to the Portfolio's investment policies, and provides the Fund's directors with regular reports as to the Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by the Portfolio. The advisory fee paid by the Money Market Portfolio will remain the same under the new investment advisory agreement.

         The Money Market Portfolio will be managed directly by MSIM (although the Money Market Portfolio may be managed in the future using a "manager of managers" approach under which MSIM allocates the Portfolio's assets among one or more subadvisers). MSIM will manage the investment operations of the Fund and the composition of the Money Market Portfolio, including the purchase, retention, and disposition of the investments, securities, and cash contained therein, in accordance with the Portfolio's investment objectives and policies as stated in the Fund's Declaration of Trust, Bylaws, Prospectus and SAI as from time to time in effect. In connection therewith, MSIM will provide investment research and supervision of the Portfolio's investments and conduct a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets. MSIM will furnish to the Fund statistical information, with respect to the investments that the Portfolio may hold or contemplate purchasing, as the Fund may reasonably request. On MSIM's own initiative, MSIM will apprise the Fund of important developments materially affecting the Money Market Portfolio and will furnish the Fund from time to time such information as MSIM believes may be appropriate for this purpose. MSIM will also implement all purchases and sales of investments for the Money Market Portfolio in a manner consistent with these policies. Because MSIM also will be providing investment advisory services for the other Portfolios of the Fund, efficiency and consistency of operations will be improved by approving MSIM as the investment adviser for the Money Market Portfolio.

         In regard to the Money Market Portfolio, MSIM employs a team approach in managing the Portfolio. The management team is comprised of a lead portfolio manager, an assistant portfolio manager, and other research analysts and traders. This team includes members with one or more areas of expertise and each member shares the responsibility for providing ideas, information and knowledge in managing the Portfolios. The money market team is headed by Ms. Dina Welch who will be assisted by Ms. Kathleen M. Larrabee. Ms. Welch and Ms. Larrabee have over fifteen years investment experience and both have previously managed the Money Market Portfolio. MSIM managed the Money Market Portfolio from December 1985 through April 1996.

         The new investment advisory agreement provides that it will terminate automatically in the event of its assignment or, with respect to the Money Market Portfolio, upon 60 days' notice given by the Board, by MSIM or by majority vote of the outstanding shares of the Portfolio, as defined below. Otherwise, the investment advisory agreement will continue in force with respect to the Portfolio so long as its continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the Portfolio; provided that, in either case, it must also be approved by a majority of the independent members of the Board. For this purpose, "majority of the outstanding shares" is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Portfolio.

         EVALUATION BY THE BOARD

         In evaluating the new investment advisory agreement between the Fund and MSIM pursuant to which MSIM will provide investment advisory services to all of the Portfolios, the Board reviewed materials furnished by MSIM and Wilshire. Those materials included information regarding market analysis and investment products currently available and information regarding MSIM and its personnel, operations, and financial condition, as well as information regarding the necessity of increasing the fees for the Growth, Aggressive Growth, Managed, and Bond Portfolios. Representatives of MSIM met in person with the Board and described in detail the background of the members of MSIM's portfolio management team for the Fund. Representatives of MSIM also discussed with the Board the investment decision making process and investment management style of MSIM. In addition, the Board reviewed and discussed the terms and provisions of the investment advisory agreement.

         In approving the investment advisory agreement with MSIM, with its increased advisory fee for certain Portfolios, the Board considered various factors applicable to one or more individual Portfolios, including, in particular:

         1. putting in place a simpler organizational structure for advisory services, based on a single adviser, that could achieve efficiencies and be more readily understandable by contract owners;

         2. the potential benefits to contract owners of the "manager of managers" advisory approach, currently followed for a number of Portfolios, and the additional services and costs that such an approach would involve, as discussed above;

         3. the positive effect that using the "manager of managers" approach and a broader mix of investment options could have on stimulating greater effort by the sales forces of participating insurance companies to sell variable contracts, and attracting existing contract owners to choose the Fund over competing investment options, thereby stabilizing and increasing cash flows into the Portfolios;

         4. the expectation that SAC's termination of its relationship with the Fund, and the anticipated withdrawal of assets invested in Portfolios under variable contracts issued by NLIC would have no material adverse effect on the Portfolios, due to the relatively small amounts of such assets in relation to total assets;

         5. the fact that PMLIC, prior to SAC's service, had served as investment adviser to the Bond and Money Market Portfolios and, therefore, has the expertise necessary to assume management of these Portfolios through its wholly-owned subsidiary MSIM;

         6. the level of the proposed advisory fees as compared to an independently prepared average of advisory fees paid by funds with similar investment objectives;

         7. the interface among the investment advisory agreement and the Fund's existing and new administrative services agreements and the fact that PMLIC has entered into a Reimbursement Agreement with the Fund to reimburse the Fund for expenses exceeding specified levels; and

         8. the fact that, while the Board is not responsible for the fees and charges deducted under the variable contracts permitting allocations to the Fund, participating insurance companies are required to represent that the fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and the risks assumed by the insurance companies.

         Under the previous investment advisory agreement, SAC was responsible for securities selection and providing certain administration services. Under the proposed new investment advisory agreement, MSIM, in addition to providing certain administrative services, also will be responsible for reviewing on an ongoing basis the performance of the subadvisers managing each Portfolio, determining when a current subadviser should be terminated and selecting a successor subadviser, and paying the subadvisers from MSIM's advisory fee.

         In evaluating the advisory fees under the new agreements, the Board received information concerning the current level of advisory fees for funds of comparable size and investment objectives. This information is summarized below.

========================================   ========================   ==========================   ================
               PORTFOLIO                   TILLINGHAST CATEGORY(1)    TILLINGHAST AVERAGE(2)       PROPOSED FEE(3)
========================================   ========================   ==========================   ================
All Pro Large Cap Growth Portfolio         Growth                                70                      70
----------------------------------------   ------------------------   --------------------------   ----------------
All Pro Large Cap Value Portfolio          Growth and Income                     58                      70
----------------------------------------   ------------------------   --------------------------   ----------------
All Pro Small Cap Growth Portfolio         Aggressive Growth                     76                      90
----------------------------------------   ------------------------   --------------------------   ----------------
All Pro Small Cap Value Portfolio          N/A                                   N/A                     90
----------------------------------------   ------------------------   --------------------------   ----------------
Growth Portfolio                           Growth                                70                      75
----------------------------------------   ------------------------   --------------------------   ----------------
Equity 500 Index Portfolio                 N/A                                   N/A                     24
----------------------------------------   ------------------------   --------------------------   ----------------
International Portfolio                    International Equity                  83                      75
----------------------------------------   ------------------------   --------------------------   ----------------
Aggressive Growth Portfolio                Aggressive Growth                     76                      75
----------------------------------------   ------------------------   --------------------------   ----------------
Managed Portfolio                          Balanced                              64                      55
----------------------------------------   ------------------------   --------------------------   ----------------
Bond Portfolio                             Corporate Bond                        53                      40
----------------------------------------   ------------------------   --------------------------   ----------------
Money Market Portfolio                     Money Market                          35                      25
----------------------------------------   ------------------------   --------------------------   ----------------

(1)    Tillinghast, Towers and Perrin Variable Annuity Database Investment Type
(2) Average investment advisory fees at June 30, 2000, based on Tillinghast, Towers and Perrin Database covering approximately 3,100 funds in seven categories ranging from 140 to 972 funds per category.
(3) Certain Portfolios have investment advisory fee breakpoints. In those cases, the table above shows the fee prior to the first breakpoint, if applicable. Please see the table on page ___ for a complete description of the investment advisory fees for those Portfolios.

         After due consideration, and with the advice of independent counsel, the Board approved the appointment of MSIM as the investment adviser for the Growth, Aggressive Growth, Managed, Bond and Money Market Portfolios, and MSIM's continuing service as the investment adviser to the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Equity 500 Index, and International Portfolios.

ADDITIONAL INFORMATION

         MSIM is a registered investment adviser and is also an indirect wholly-owned subsidiary of PMLIC. Providentmutual Holding Company ("PHC"), a Pennsylvania corporation, owns all of the voting securities of MSIM. PMLIC, in turn, owns all of the voting securities of PHC. MSIM, PMLIC, and PHC are located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312-1181. None of the directors of the Fund has or had any material interest in any material transactions since the beginning of the most recently completed fiscal year to which MSIM or any of MSIM's affiliates is or was a party. The following table lists the principal executive officers and the directors of MSIM. Instances where these individuals are also officers or directors of the Fund are indicated.

==============================   ================================   ====================   ======================
     NAME AND ADDRESS OF
PRINCIPAL EXECUTIVE OFFICERS                                        POSITION HELD WITH        POSITION, IF ANY,
    AND DIRECTORS OF MSIM             PRINCIPAL OCCUPATION                  MSIM              HELD WITH FUND
==============================   ================================   ====================   ======================
Sarah C. Lange                   Senior Vice President and          President and          Vice President
1000 Chesterbrook Boulevard      Chief Investment Officer of        Director
Berwyn, Pennsylvania             PMLIC
19312-1181
------------------------------   --------------------------------   --------------------   ----------------------
Scott V. Carney                  Vice President and Actuary of      Vice President         None
1000 Chesterbrook Boulevard      PMLIC
Berwyn, Pennsylvania
19312-1181
------------------------------   --------------------------------   --------------------   ----------------------
Rosanne Gatta                    Vice President and Treasurer       Vice President and     President
1000 Chesterbrook Boulevard      of PMLIC                           Director
Berwyn, Pennsylvania
19312-1181
------------------------------   --------------------------------   --------------------   ----------------------
James Kestner                    Vice President - Securities        Vice President and     Vice President
1000 Chesterbrook Boulevard      Investments for PMLIC              Director
Berwyn, Pennsylvania
19312-1181
------------------------------   --------------------------------   --------------------   ----------------------
Anthony T. Giampietro            Assistant Treasurer for PMLIC      Treasurer              Treasurer
1000 Chesterbrook Boulevard
Berwyn, Pennsylvania
19312-1181
------------------------------   --------------------------------   --------------------   ----------------------
Todd R. Miller                   Assistant Vice President,          None                   Assistant Vice
1000 Chesterbrook Boulevard      Financial Reporting for PMLIC                             President, Financial
Berwyn, Pennsylvania                                                                       Reporting Officer
19312-1181
------------------------------   --------------------------------   --------------------   ----------------------
James Bernstein                  Assistant General Counsel for      Compliance             Compliance Officer,
1000 Chesterbrook Boulevard      PMLIC                              Officer, Assistant     Secretary
Berwyn, Pennsylvania                                                Secretary
19312-1181
------------------------------   --------------------------------   --------------------   ----------------------
Robert W. Kloss                  President and Chief Executive      Director               Director
1000 Chesterbrook Boulevard      Officer of PMLIC
Berwyn, Pennsylvania
19312-1181
------------------------------   --------------------------------   --------------------   ----------------------

==============================   ================================   ====================   ======================
     NAME AND ADDRESS OF
PRINCIPAL EXECUTIVE OFFICERS                                        POSITION HELD WITH        POSITION, IF ANY,
    AND DIRECTORS OF MSIM             PRINCIPAL OCCUPATION                  MSIM              HELD WITH FUND
==============================   ================================   ====================   ======================
Mary Lynn Finnelli               Executive Vice President of        Director               Vice President
1000 Chesterbrook Boulevard      PMLIC
Berwyn, Pennsylvania
19312-1181
------------------------------   --------------------------------   --------------------   ----------------------
Alan F. Hinkle                   Executive Vice President of        Director               Vice President
1000 Chesterbrook Boulevard      PMLIC
Berwyn, Pennsylvania
19312-1181
------------------------------   --------------------------------   --------------------   ----------------------

                TABLE SHOWING CHANGE IN INVESTMENT ADVISORY FEES

============================   ===================   ===================   =======================   ================
                                    INVESTMENT                                                          FEES THAT
                                  PREVIOUS MAXIMUM     ADVISORY FEES                                     WOULD HAVE
                                 ANNUAL RATE (AS %      PAID IN 1999          NEW FEE SCHEDULE (AS       BEEN PAID
                                  OF AVERAGE DAILY     UNDER PREVIOUS         % OF AVERAGE DAILY       UNDER NEW FEE
         PORTFOLIO                  NET ASSETS)         FEE SCHEDULE             NET ASSETS)             SCHEDULE
============================   ===================   ===================   =======================   ================
All Pro Large Cap Growth             0.70%                $174,315         0.70% on first $200            Same
Portfolio                                                                  million
                                                                           0.65% on excess
----------------------------   -------------------   -------------------   -----------------------   ----------------
All Pro Large Cap Value              0.70%                $145,234         0.70% on first $200            Same
Portfolio                                                                  million
                                                                           0.65% on excess
----------------------------   -------------------   -------------------   -----------------------   ----------------
All Pro Small Cap Growth             0.90%                $180,903         0.90% on first $200            Same
Portfolio                                                                  million
                                                                           0.85% on excess
----------------------------   -------------------   -------------------   -----------------------   ----------------
All Pro Small Cap Value              0.90%                $85,907          0.90% on first $200            Same
Portfolio                                                                  million
                                                                           0.85% on excess
----------------------------   -------------------   -------------------   -----------------------   ----------------
Growth Portfolio                     0.50%               $1,003,377        0.75% on first $200         $2,345,149
                                                                           million
                                                                           0.70% on excess
----------------------------   -------------------   -------------------   -----------------------   ----------------
Equity 500 Index Portfolio(1)     Not Applicable        Not Applicable              0.24%                 Same
----------------------------   -------------------   -------------------   -----------------------   ----------------
International Portfolio              0.75%                $568,324         0.75% on first $500            Same
                                                                           million
                                                                           0.70% on excess
----------------------------   -------------------   -------------------   -----------------------   ----------------
Aggressive Growth Portfolio          0.50%                $225,914         0.75% on first $200          $422,576
                                                                           million
                                                                           0.70% on excess
----------------------------   -------------------   -------------------   -----------------------   ----------------
Managed Portfolio                    0.40%                $296,660                 0.55%                $407,437
----------------------------   -------------------   -------------------   -----------------------   ----------------
Bond Portfolio                       0.35%                $126,876                 0.40%                $147,767
----------------------------   -------------------   -------------------   -----------------------   ----------------
Money Market Portfolio               0.25%                $261,012                  Same                  Same
----------------------------   -------------------   -------------------   -----------------------   ----------------

1    Equity 500 Index Portfolio commenced operation on February 2, 2000.

         The percentage increase in the fees that would have been paid under the new fee schedule over the investment advisory fees paid in 1999 under the previous fee schedule is 133.73% for the Growth Portfolio, 87.05% for the Aggressive Growth Portfolio, 37.34% for the Managed Portfolio, and 16.47% for the Bond Portfolio. The above fees do not include the 0.10% annual fee that the Fund will pay for certain administrative services that PMLIC will provide pursuant to a new administration agreement between PMLIC and the Fund. These administrative services include, for example, (i) preparing and distributing all required reports, proxy materials, and other communications to shareholders, (ii) providing clerical, secretarial and bookkeeping services, office supplies and office space, and (iii) preparing and distributing materials for Board meetings. These services are not provided for in either the Fund's Administration and Accounting Services Agreement or Transfer Agency Services Agreement with PFPC, Inc., the Fund's Custodian Services Agreement with PFPC Trust Company, or the Fund's proposed investment advisory agreements with MSIM. PMLIC has been providing these services in the past on an uncompensated basis.

         BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

         The new investment advisory agreement provides that, to the extent permitted by the policy guidelines set forth in the Fund's current registration statement, MSIM is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation, the execution capabilities of these brokers and dealers, research, custody, and other services provided by these brokers and dealers which MSIM believes will enhance its general portfolio management capabilities, the size of the transaction, the difficulty of execution, the operational facilities of these brokers and dealers, the risk to such a broker or dealer of positioning a block of securities, and the overall quality of brokerage and research services provided by these brokers and dealers.

         BOARD OF DIRECTORS' RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR APPROVAL OF THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND MSIM FOR THE ALL OF THE PORTFOLIOS.

PROPOSAL 4.   PERMIT MSIM TO ENTER INTO AND MATERIALLY AMEND SUBADVISORY
              AGREEMENTS FOR CERTAIN PORTFOLIOS WITHOUT SHAREHOLDER APPROVAL
              (GROWTH PORTFOLIO, EQUITY 500 INDEX PORTFOLIO, INTERNATIONAL
              PORTFOLIO, AGGRESSIVE GROWTH PORTFOLIO, MANAGED PORTFOLIO, BOND
              PORTFOLIO, AND MONEY MARKET PORTFOLIO)

         At a meeting of the Board held on November 3, 2000, the Board approved a plan to permit MSIM, as the investment adviser for all of the Portfolios, upon shareholder approval of Proposal 3, to enter into and to amend materially subadvisory agreements without shareholder approval. THE PURPOSE OF THE PLAN IS TO INCREASE EFFICIENCY AND TO CUT THE COSTS ASSOCIATED WITH OBTAINING SHAREHOLDER APPROVAL. To proceed with the plan, we need approval by the Portfolios' shareholders. Each Portfolio's shareholders vote separately.

         Upon shareholder approval of Proposal 3, MSIM will be the investment adviser to all of the Portfolios. As a result, MSIM will have overall responsibility for the general management and day-to-day operations of the Portfolios, but may employ one or more subadvisers to make the investment decisions for the Portfolios. The Fund proposes that MSIM, subject to approval of the Board, be permitted to enter into and/or to amend materially subadvisory agreements on behalf of the Fund without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

         This proposed arrangement would enable the Fund to operate more efficiently because MSIM would be able to make these kinds of subadvisory changes from time to time without the expenses and delays associated with obtaining shareholder approval of the changes. If shareholders approve the arrangement, the Board will consider and would approve any subadvisory changes that MSIM proposes under the arrangement to ensure that the changes are in the best interests of each Portfolio and its shareholders.

         MSIM and the Fund were issued an exemptive order by the SEC on April 7, 1999, for an exemption (the "Exemption") from certain provisions of the 1940 Act that would otherwise require MSIM to obtain formal shareholder approval prior to engaging and entering into subadvisory agreements with subadvisers. The relief is based on the conditions set forth in the Exemption that, among other things:
(1) MSIM will select, monitor, evaluate, and allocate assets to the subadvisers and oversee the subadvisers' compliance with the relevant Portfolio's investment objective, policies, and restrictions; (2) before a Portfolio may rely on the Exemption, the Exemption initially must be approved by the shareholders of the Portfolio operating under the Exemption; (3) the Fund will provide to shareholders certain information about a new subadviser; (4) the Fund will disclose in its prospectus the existence, substance, and effect of the Exemption; and (5) the Board, including a majority of the independent directors, must approve each subadvisory agreement in the manner required under the 1940 Act. In addition, the Exemption does not permit MSIM to enter into an agreement with a subadviser that is an affiliate of MSIM, the Fund, or a Portfolio (other than by reason as serving as subadviser to the Portfolio) or to change the subadvisory fee to be paid to an affiliated subadviser, without shareholder approval. Any changes to the investment advisory agreement between the Fund and MSIM would still require shareholder approval.

         One of the SEC's conditions to implementing this relief requires that the proposed arrangement be approved initially by a majority of the Fund's outstanding voting securities. The Board is taking this opportunity to seek shareholder approval of the proposed arrangement regarding the management of the Growth, Equity 500 Index, International, Aggressive Growth, Managed, Bond, and Money Market Portfolios.

         Under the new investment advisory agreement proposed by Proposal 3, MSIM will supervise the purchase and sale of all of the Portfolios' investments and will oversee the day-to-day operations of the Portfolios. This new investment advisory agreement expressly permits MSIM to appoint subadvisers for the purpose of providing investment management services as set forth in a subadvisory agreement. Under an existing investment advisory agreement with the Fund effective May 1, 1998, MSIM is currently the investment adviser to the four existing All Pro Portfolios of the Fund. Pursuant to this agreement, MSIM employs subadvisers for the All Pro Portfolios and is responsible for recommending to the Board the hiring, termination, and replacement of subadvisers for the All Pro Portfolios; supervising and evaluating the performance of subadvisers for the All Pro Portfolios; and negotiating and, as circumstances warrant, renegotiating the terms and conditions of any subadvisory agreement (including the fees payable thereunder). MSIM, therefore, has experience operating a "manager of managers" arrangement in conjunction with Board approval. MSIM selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating investment subadvisers, and, therefore, MSIM does not anticipate frequent changes in investment subadvisers. Criteria for employment of subadvisers includes, but is not limited to, proven discipline and thoroughness in pursuit of stated investment objectives, above-average performance over the long-term and an ability to preserve capital in declining markets, and the expertise and level of service of the subadvisers' staff and organization. Subadvisers may have different investment styles and security selection disciplines.

         REASONS FOR PROPOSAL. The Board believes that allowing MSIM to negotiate subadvisory arrangements for the Growth, Equity 500 Index, International, Aggressive Growth, Managed, Bond, and Money Market Portfolios without incurring the expenses or delays of obtaining shareholder approval is in the best interests of the Portfolio's shareholders and will allow each Portfolio to operate more efficiently. Currently, in order for MSIM to appoint a subadviser or to amend materially a subadvisory agreement, the Fund must hold a special shareholder meeting and solicit votes from a Portfolio's shareholders. Without having to hold shareholder meetings, the Board would be able to act faster and with less expense to appoint a subadviser when the Board and MSIM believe that the appointment would benefit the Portfolio and its shareholders. Furthermore, the Board believes that it is appropriate to allow MSIM to negotiate and renegotiate subadvisory arrangements for the Portfolios in light of MSIM's experience and expertise.

         Moreover, the Board will provide oversight of the subadviser selection process to help ensure that shareholders' interests are protected if MSIM selects a new subadviser or modifies a subadvisory agreement. The Board, including a majority of the independent directors, will evaluate and approve all new subadvisory agreements, as well as any modifications to all subadvisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality, and scope of services provided by the subadvisers. The Board believes that its review will ensure that MSIM continues to act in the best interest of each Portfolio and its shareholders.

         EVALUATION BY THE BOARD

         In evaluating the proposed changes, the Board reviewed materials relating to the proposed arrangement, and had the opportunity to ask questions and request further information regarding the arrangement. Based on its consideration of the discussion above and other information that the Board deemed relevant, and with the advice of independent counsel, the Board unanimously voted to approve the plan to permit MSIM to enter into and to amend materially subadvisory agreements for the Growth, Equity 500 Index, International, Aggressive Growth, Managed, Bond, and Money Market Portfolios without shareholder approval.

BOARD OF DIRECTORS' RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR APPROVAL OF THE ARRANGEMENT TO PERMIT MSIM TO ENTER INTO AND TO AMEND MATERIALLY SUBADVISORY AGREEMENTS FOR THE GROWTH, EQUITY 500 INDEX, INTERNATIONAL, AGGRESSIVE GROWTH, MANAGED, BOND, AND MONEY MARKET PORTFOLIOS WITHOUT SHAREHOLDER APPROVAL.

                                OTHER INFORMATION

         SHAREHOLDER PROPOSALS. As a general matter, the Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809. Rules promulgated by the SEC require that to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

         INQUIRIES. Shareholders or owners may make inquiries concerning these proposals by contacting Shareholder Communications Corporation, a division of Georgeson & Company, at (877) 518-9414.

         ACCOUNTING AND ADMINISTRATIVE SERVICES. PFPC, Inc. provides certain accounting and administrative services to the Fund pursuant to an agreement between PFPC, Inc. and the Fund. PFPC, Inc., located at 103 Bellevue Parkway, Wilmington, Delaware 19809, is a wholly-owned subsidiary of PNC Bank. PMLIC will provide certain other administrative services to the Fund pursuant to an administration agreement between PMLIC and the Fund.

         PRINCIPAL UNDERWRITER. 1717 Capital Management Company ("1717") serves, without compensation from the Fund, as principal underwriter to the Fund pursuant to an agreement between 1717 and the Fund. 1717, located at 300 Continental Drive, Newark, Delaware 19713, is a wholly-owned subsidiary of Provident Mutual Holding Company, which, in turn, is a wholly-owned subsidiary of PMLIC.

                                   APPENDIX A

                              AGREEMENT AND PLAN OF
            REORGANIZATION, REDOMESTICATION AND PRO-RATA DISTRIBUTION

                              AGREEMENT AND PLAN OF
            REORGANIZATION, REDOMESTICATION AND PRO-RATA DISTRIBUTION

         AGREEMENT AND PLAN OF REORGANIZATION, REDOMESTICATION AND PRO-RATA DISTRIBUTION dated as of ________ __, 2000 (the "Agreement"), between the Market Street Fund, Inc., a Maryland corporation having an office at 103 Bellevue Parkway, Wilmington, Delaware, 19809 (the "Fund") and the Market Street Fund, a Delaware business trust having an office at 103 Bellevue Parkway, Wilmington, Delaware, 19809 (the "Trust").

         WHEREAS, the Board of Directors of the Fund and the Board of Trustees of the Trust have determined that it is in the best interests of the Fund and the Trust, respectively, for the assets of the Fund to be acquired by the Trust pursuant to this Agreement and in accordance with the applicable laws of the States of Maryland and of Delaware; and

         WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended;

         NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1. PLAN OF EXCHANGE.

                  (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein), the Fund shall assign, transfer and convey the assets of each of its portfolios, excluding the Sentinel Growth Portfolio (collectively, the "Fund Portfolios" and each individually, a "Fund Portfolio"), including all securities and cash held by each Fund Portfolio (subject to the liabilities of each such Fund Portfolio) to a corresponding portfolio of the Trust (collectively, the "Trust Portfolios" and each individually, a "Trust Portfolio"), and each such Trust Portfolio shall acquire all of the assets of each corresponding Fund Portfolio (subject to the liabilities of each such Fund Portfolio) in exchange for full and fractional shares of beneficial interest of such Trust Portfolio, $.001 par value per share (the "Portfolio Shares"), to be issued by the Trust, having, in the case of each Trust Portfolio, an aggregate net asset value equal to the value of the net assets of the corresponding Fund Portfolio acquired. The value of the assets of each of the Fund Portfolios and the net asset value per share of the Portfolio Shares of each of the Trust Portfolios shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of each Fund Portfolio's assets set forth in the Trust Portfolio's organizational document and the then-current prospectus and statement of additional information for each Fund Portfolio that forms a part of the Trust Portfolio's Registration Statement on Form N-1A (the "Registration Statement").

                  In lieu of delivering certificates for the Portfolio Shares, the Trust shall credit the Portfolio Shares to the Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders on the share record books relating to each of the Fund Portfolios. Notwithstanding anything expressly or by implication set forth herein (but without limiting the rights of the governing Boards of the Fund and Trust under Section 8 hereof), this Agreement, and the transactions contemplated herein, shall be deemed to apply to each Fund Portfolio and its corresponding Trust Portfolio as to which the condition precedent set forth in Section 6(a) hereof shall have been satisfied, and shall not apply to any Fund Portfolio or its corresponding Trust Portfolio as to which such condition precedent shall not have been satisfied.

                  (b) Delivery of the assets of each of the Fund Portfolios to be transferred shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to Provident Financial Processing Corporation, the Trust's custodian (the "Custodian"), for the account of the Trust and the Trust Portfolios, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Trust Portfolios free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Trust Portfolios. All assets delivered to the Custodian as provided herein shall be allocated by the Trust to each Trust Portfolio corresponding to the Fund Portfolio from which, or on the account of which, the assets were transferred.

                  (c) The Fund will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred from any Fund Portfolio to the corresponding Trust Portfolio hereunder and to the Trust any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from any Fund Portfolio to the corresponding Trust Portfolio hereunder, and the Trust shall allocate any such distributions, rights or other assets to the appropriate Trust Portfolio. All such assets shall be deemed included in assets transferred to the Fund Portfolios on the Exchange Date and shall not be separately valued.

                  (d) The Valuation Date shall be ___________ __, 2000, or such earlier or later date as may be mutually agreed upon by the parties.

                  (e) As soon as practicable after the Exchange Date, the Fund shall distribute all of the Shares of each of the Trust Portfolios received by it among the shareholders of each corresponding Fund Portfolio in proportion to the number of shares each such shareholder holds in each such Fund Portfolio and, upon the effecting of such a distribution on behalf of all of the Fund Portfolios, the Fund will dissolve and terminate. After the Exchange Date, any Fund Portfolio which has been the subject of the exchange transactions on such Exchange Date shall not conduct any business except in connection with its dissolution and termination.

         2. THE FUND'S REPRESENTATIONS AND WARRANTIES. The Fund represents and warrants to and agrees with the Trust as follows:

                  (a) The Fund is duly organized, validly existing and in good standing under the laws of the state of Maryland and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

                  (b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's and each Fund Portfolio's business since then, neither the Fund nor any Fund Portfolio has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Fund or any Fund Portfolio.

                  (d) On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

         3. THE TRUST'S REPRESENTATIONS AND WARRANTIES. The Trust represents and warrants to and agrees with the Fund as follows:

                  (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                  (b) The Trust is registered or will register as an open-end management investment company and adopt the Registration Statement of the Fund, for purposes of the Securities Act of 1933, as amended, (the"1933 Act") and the 1940 Act.

                  (c) Neither the Trust nor any Trust Portfolio has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Trust or any Trust Portfolio.

                  (d) At the Exchange Date, the Portfolio Shares to be issued to the Fund (the only Portfolio Shares to be issued as of the Exchange Date, except for the initial capital, if any, of the Trust) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Trust. No Trust Portfolio or Trust Portfolio shareholder will have any preemptive right of subscription or purchase in respect thereof.

         4. THE TRUST'S CONDITIONS PRECEDENT. The obligations of the Trust hereunder shall be subject to the following conditions:

                  (a) The Fund shall have furnished to the Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in
         Section 1 hereof, all as of the Valuation Date.

                  (b) As of the Exchange Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

                  (c) For the Fund as a whole, a vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

         5. THE FUND'S CONDITIONS PRECEDENT. The obligations of the Fund hereunder shall be subject to the condition that as of the Exchange Date all representations and warranties of the Trust made in the Agreement shall be true and correct as if made at and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

         6. THE TRUST'S AND THE FUND'S CONDITIONS PRECEDENT. The obligations of both the Trust and the Fund hereunder as to any particular Fund Portfolio and its corresponding Trust Portfolio shall be subject to the following conditions:

                  (a) This Agreement and the transactions contemplated hereby shall have been approved by the vote required by applicable law.

                  (b) The receipt of such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") or state securities commissions, as may be necessary to permit the parties to carry out the transaction contemplated by this Agreement shall have been received.

                  (c) The Trust's adoption of the Registration Statement on Form N-1A under the 1933 Act and the 1940 Act shall have become effective, and any post-effective amendments to such Registration Statement as are determined by the Trustees to be necessary and appropriate, shall have been filed with the Commission and shall have become effective.

                  (d) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization transactions contemplated hereby under Section 25(c) of the 1940

         Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein; provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

         7. INDEMNIFICATION. The Trust hereby agrees with the Fund and each Director of the Fund: (i) to indemnify each Director of the Fund against all liabilities and expenses referred to in the indemnification provisions of the Fund's organizational documents, to the extent provided therein, incurred by any Director of the Fund; and (ii) in addition to the indemnification provided in
(i) above, to indemnify each Director of the Fund against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.

         8. TERMINATION OF AGREEMENT. As to any Fund Portfolio and its corresponding Trust Portfolio, this Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or the Board of the Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund Portfolio) if circumstances should develop that, in the opinion of either the Board of the Fund or the Board of the Trust, make proceeding with this Agreement inadvisable. In making any such determination as to any Fund Portfolio and its corresponding Trust Portfolio, the respective Boards may consider, among other factors, whether approval has been rendered by shareholders of all (or only some) of the Fund Portfolios. As to any Fund Portfolio and its corresponding Trust Portfolio, if this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust or the Trustees, officers or shareholders of the Fund, in respect of this Agreement.

         9. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of the Fund, and any of the conditions set forth in Section 5 may be waived by the Board of the Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Trust, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of the Fund and Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders.

         10. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

         11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of Delaware, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Fund, shall be governed and construed in accordance with the laws of the state of Maryland without giving effect to principles of conflict of laws.

         12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.


         IN WITNESS WHEREOF, the Fund and the Trust have caused this Agreement and Plan of Reorganization, Redomestication, and Pro-Rata Distribution to be executed as of the date above first written.

                                                                                Market Street Fund, Inc.

ATTEST:                                                                         By:
       ----------------------------                                                ---------------------------------
                                                                                Title:



                                                                                Market Street Fund

ATTEST:                                                                         By:
       ----------------------------                                                ---------------------------------
                                                                                Title:

                                   APPENDIX B

                          INVESTMENT ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT


         THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement"), by and between MARKET STREET INVESTMENT MANAGEMENT COMPANY, a Pennsylvania corporation (the "Adviser"), and MARKET STREET FUND, a Delaware business trust (the "Fund"), made as of this ___ day of _____________, 200__, which is the date that Market Street Fund, Inc., a Maryland corporation, reorganizes and redomesticates into the Fund.

WHEREAS, the Fund is a series-type, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), that currently consists of eleven investment portfolios (each, a "Portfolio"), each such Portfolio having its own investment objective(s); and

WHEREAS; the Fund issues a separate series of shares for each Portfolio, which shares represent fractional undivided interests in the Portfolio; and

WHEREAS, the Adviser is engaged principally in rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Fund desires to retain the Adviser to provide or to arrange to provide overall investment management of the Fund's Portfolios, in the manner and on the terms and conditions set forth in this Agreement; and

WHEREAS, the Adviser is willing to provide or to arrange to provide, investment advisory services to the Fund and the Fund's Portfolios on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the Fund and Adviser hereby agree as follows:

1. APPOINTMENT OF ADVISER. The Fund hereby appoints the Adviser to provide investment advisory services for the Portfolios specified in an appendix to this Agreement (each, a "Portfolio"), as this appendix may be amended from time to time under this Agreement ("Appendix A"). Pursuant to this Agreement and subject to the oversight and supervision by Fund's Board of Trustees (the "Board"), the Adviser shall manage the investment and reinvestment, or arrange for the investment and reinvestment of each Portfolio's assets.

2. ACCEPTANCE OF APPOINTMENT BY ADVISER. The Adviser hereby accepts the appointment by the Fund in the foregoing capacity and agrees, at the Adviser's own expense, to render the services set forth herein and to provide the office space, furnishings, equipment, and personnel required by the Adviser to perform these services on the terms and for the compensation provided in this Agreement.

3. SERVICES TO BE PROVIDED BY ADVISER. In particular, the Adviser shall furnish continuously an investment program for the Portfolio and shall determine from time to time in the Adviser's discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio shall be held in various securities, cash, or other investments. In this connection, the Adviser shall provide the Fund's Board and officers, with any reports and documentation as the Adviser, and the Fund's Board and officers shall reasonably request regarding the Adviser's management of the Portfolio assets. The Adviser shall not delegate any of the Adviser's duties under this Agreement to any other Adviser without the consent and approval of the Fund's Board and a majority of those trustees who are not parties to this Agreement or "interested persons" of any party; provided, that, in the event the Adviser is authorized to so delegate, the Adviser shall retain overall responsibility for these delegated powers and functions and any and all obligations and liabilities in connection therewith.

4. COMPLIANCE BY ADVISER WITH PORTFOLIO POLICIES AND APPLICABLE LAW. The Adviser shall carry out the Adviser's responsibilities under this Agreement in compliance with: (a) a Portfolio's investment objective, policies, and restrictions, as set forth in the Fund's current registration statement, as amended from time to time; (b) any policies or directives as the Fund's Board may from time to time establish or issue and communicate to the Adviser in writing; and (c) applicable law and related regulations. The Fund shall promptly notify the Adviser in writing of changes to (a) or (b) above and shall notify the Adviser in writing of changes to (c) above promptly after the Fund becomes aware of these changes.

5.   ADVISER'S DUTIES REGARDING PORTFOLIO TRANSACTIONS.

     (A) PLACEMENT OF ORDERS. The Adviser shall take all actions the Adviser considers necessary to implement the investment policies of the Portfolio, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers the Adviser selects, and, to that end, the Adviser is authorized as the Fund's agent to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash for a Portfolio's account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Fund's Board and set forth in the Fund's current registration statement.

     (B) SELECTION OF BROKERS AND DEALERS. To the extent permitted by the policy guidelines set forth in the Fund's current registration statement, in the selection of brokers and dealers to execute portfolio transactions, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance the Adviser's general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to this broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by these brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Adviser, a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of these services in terms of either the particular transaction or in terms of the Adviser's overall responsibilities with respect to the Portfolio and to any other client accounts or portfolios that the Adviser advises. The execution of these transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

     (C) SOFT DOLLAR ARRANGEMENTS. On an ongoing basis, but not less often than annually, the Adviser shall identify and provide a written description to the Fund of all "soft dollar" arrangements that the Adviser maintains with respect to the Portfolio or with brokers or dealers that execute transactions for the Portfolio. Prior to the commencement of the active management of the Portfolio, and periodically thereafter, but not less often than annually, the Adviser shall provide the Fund with a written description of all arrangements with third parties and other individuals, entities, brokers, or money management firms that have or may receive or share in the payment of fees for services in connection with securing or continuing this Agreement.

     (D) AGGREGATED TRANSACTIONS. The Adviser also is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Portfolio with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated: (a) the actual prices applicable to the aggregated transaction will be averaged, and the Portfolio and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold the Portfolio's portion of the securities at this average price; and (b) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Portfolio) participating in the transaction. When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including the Portfolio), the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser considers equitable. The Adviser recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

6. NON-EXCLUSIVITY OF ADVISER'S SERVICES. The Adviser's services under this Agreement are not exclusive. The Adviser may provide the same or similar services to other clients. The Adviser acknowledges that, except when transactions for multiple clients are aggregated, transactions in a specific security or other investment may not be recommended or executed at the same time or price for all client accounts or portfolios (including the Portfolio) for which that security or investment is recommended or executed. This Agreement does not require the Adviser to give priority to the Portfolio over other client accounts or portfolios. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund or the Portfolio or otherwise be deemed an agent of the Fund or the Portfolio.

7. DELEGATION OF PROXY VOTING RIGHTS. The Fund delegates the Fund's discretionary authority to exercise voting rights with respect to the securities and other investments in the Portfolio to the Adviser. The Adviser shall exercise these voting rights unless and until the Adviser revokes this delegation in writing. The Adviser may revoke this delegation at any time without cause. The Adviser shall maintain and preserve a record, in an easily accessible place for a period of not less than three (3) years, of the Adviser's voting procedures, and of the Adviser's actual votes, and the Adviser shall supply this record to the Adviser, or any authorized representative of the Adviser, upon the written request of the Adviser or the Adviser's authorized representative, as appropriate.

8. AFFILIATED BROKERS. The Adviser or any of the Adviser's affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Fund's Board and set forth in the Fund's current registration statement;
(b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended, including, but not limited to, Section 11(a) thereof; and (d) other applicable provisions of law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Fund's Board, the Adviser or the Adviser's affiliate may receive brokerage commissions, fees, or other remuneration from the Portfolio or the Fund for these services in addition to the Adviser's fees for services under this Agreement.

9. CUSTODY. Nothing in this Agreement shall require the Adviser to take or receive physical possession of cash, securities, or other investments of the Portfolio.

10. REGISTRATION OF ADVISER. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission under the Advisers Act. The Adviser shall remain so registered throughout the term of this Agreement and shall notify the Adviser immediately if the Adviser ceases to be so registered as an investment adviser.

11.  REPRESENTATIONS AND COVENANTS OF ADVISER.

     (A) The Adviser: (a) is duly organized and validly existing under Pennsylvania law with the power to own and possess the Adviser's assets and carry on the Adviser's business as this business is now being conducted; (b) has the authority to enter into and perform the services contemplated by this Agreement; (c) is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act"), or the Advisers Act from performing the services contemplated by this Agreement; (d) has met, and shall continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this

          Agreement; and (e) shall promptly notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

     (B) The Adviser shall be responsible for the management of each Portfolio in accordance with the prospectus and statement of additional information, with respect to the Portfolio, and in compliance with the requirements applicable a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and, further, to the extent applicable for only the Portfolios that are insurance-dedicated investment portfolios, in compliance with the diversification requirements for variable annuity, life insurance, or endowment contracts, Code Section 817(h) and United States Treasury Regulation Section 1.817-5, each as may be amended from time to time; and, furthermore, the Adviser shall promptly inform the Fund if any information in the prospectus or statement of additional information, with respect to the Portfolio, or if any action relating to the Adviser or the Adviser's services to the Portfolio is (or will become) inaccurate, incomplete, or no longer compliant with Code Section 817(h) or Section 1.817-5, supra, if applicable.


12. REPRESENTATIONS AND COVENANTS OF THE FUND. The Fund: (a) is duly organized and validly existing under Delaware law with the power to own and possess the Fund's assets and carry on the Fund's business as this business is now being conducted; (b) has the authority to enter into and perform the services contemplated by this Agreement; and (c) represents that the Fund is (and during the term of this Agreement, will remain) registered as an open-end management investment company under the 1940 Act and that the Fund's shares representing an interest in the Portfolio are (and during the term of this Agreement will remain) registered under the Securities Act of 1933 and under any applicable state securities laws.

13. ADVISER CODE OF ETHICS. The Adviser certifies that the Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, and that the Adviser has instituted procedures reasonably necessary to prevent Access Persons from violating the Adviser's code of ethics. The Adviser will provide the Fund with a copy of that code, together with evidence of the code's adoption. Within twenty (20) days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of the Adviser shall certify to the Fund that the Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of the Adviser's code of ethics or, if a violation has occurred, that appropriate action has been taken in response to the violation; provided, that, no less frequently than annually, the appropriate officer of the Adviser shall furnish a written report to the Adviser that complies with the requirements of Rule 17j-1 with respect to these reports regarding issues, material violations, and any related sanctions in connection with the administration of the code of ethics, or as otherwise required pursuant to Rule 17j-1. Upon written request of the Fund, the Adviser shall permit representatives of the Fund to examine the reports (or summaries of the reports) required to be made to the Adviser by Rule 17j-1(d)(1) and other records evidencing enforcement of the code of ethics.

14.  FEE PROVISIONS.

     (A) FEE. For the services rendered, the facilities furnished, and the expenses assumed by the Adviser, the Fund shall pay the Adviser quarterly fees, in arrears, based on the combined net assets of all Portfolios managed by the Adviser, calculated daily at the annual rates specified with respect to a Portfolio in an appendix to this Agreement, as this appendix may be amended from time to time under this Agreement ("Appendix B"). The Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth in Appendix B. For the purpose of accruing compensation, the net assets of a Portfolio shall be determined in the manner and on the dates set forth in the Fund's current prospectus, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

     (B) SPECIAL FEE PROVISIONS. In the event of termination of this Agreement with respect to a Portfolio, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) business days of the date of termination. During any period when the determination of net asset value is suspended, the net asset value of the Portfolio as of the last business day prior to the suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until the Portfolio's net asset value is again determined.

15.  RECORDS.

     (A) MAINTENANCE OF RECORDS. The Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolio's investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10), and (f) of Rule 31a-1
     under the 1940 Act.

     (B) OWNERSHIP OF RECORDS. The Adviser agrees that all books and records which the Adviser maintains for the Portfolio or the Fund are the Fund's property and further agrees to surrender promptly to the Fund any books, records, or information upon the Fund's request; provided, however, that the Adviser may retain copies of the records. All the requested books and records shall be made available, within five (5) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Adviser's offices. The Fund or the Fund's authorized representatives shall have the right to copy any records in the possession of the Adviser that pertain to the Portfolio or the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all these books, records, or other information shall be returned to the Fund. The Adviser agrees that the policies and procedures the Adviser has established for managing the Portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the Adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Fund or either of their authorized representatives not less frequently than annually.

16.  CONFIDENTIALITY.

     (A) NON-DISCLOSURE BY ADVISER. The Adviser agrees that the Adviser will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever, except as authorized in this Agreement or specifically by the Fund, or if this disclosure is required by federal or state regulatory authorities.

     (B) NON-DISCLOSURE EXCEPTIONS. The Adviser may disclose the investment performance of the Portfolio and the Portfolio; provided, that the disclosure does not reveal the identity of the Portfolio, or the Fund. The Adviser may, however, disclose that the Fund and the Portfolio are the Fund's clients; provided, that the disclosure does not reveal the investment performance or the composition of the Portfolio.

17. LIMITATION OF LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Adviser or the Adviser's officers, directors, or employees, or reckless disregard by the Adviser of the Adviser's duties under this Agreement (together, "disabling conduct"), the Adviser shall not be liable to the Portfolio or the Fund, or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; provided, that with respect to the Adviser's responsibilities pursuant to Subchapter M of the Code and Code Section 817(h) as described in Section 11(b) hereof, the Adviser agrees to indemnify and hold harmless the Fund, and each of its directors or trustees and officers acting within the scope of his or her responsibilities (the "Indemnified Parties"), for losses, damages, liabilities, or expenses (including reasonable attorney fees) that arise as a result of any failure by the Fund or its Portfolios to comply with the diversification requirements specified in that Section 11(b), except to the extent that these losses, damages, liabilities, or expenses (including reasonable attorney fees) arise as a result from the gross negligence, bad faith or willful misconduct of the Fund's Board, or any member thereof, in connection with the Fund's operations.


18. EFFECTIVENESS. This Agreement shall not become effective with respect to a Portfolio until this Agreement is approved by the Fund's Board, including a majority of trustees who are not parties to this Agreement or "interested persons" of any party to this Agreement, and, to the extent required by law, a majority of the outstanding shares of the Portfolio. Subject to receipt of all necessary approvals, this Agreement shall be effective as of the date, and for the term, provided in Appendix A with respect to a Portfolio.

19. TERMINATION. This Agreement may be terminated at any time with respect to a Portfolio without the payment of any penalty, by the Fund's Board, or by vote of a majority of the outstanding shares of the Portfolio, on sixty (60) days written notice to the Adviser or by the Adviser, on sixty (60) days written notice to the other. This Agreement shall automatically terminate in the event of this Agreement's assignment.

20. AMENDMENT. This Agreement may be amended with respect to a Portfolio in writing by the parties only if the amendment is specifically approved by: (a) a majority of those trustees who are not parties to this Agreement or "interested persons" of any party cast in person at a meeting called for the purpose of voting on the Agreement's approval; and (b) if required by applicable law, the vote of a majority of outstanding shares of the affected Portfolio(s).

21. DEFINITIONS. The terms "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified in Section 2(a) the 1940 Act. The term "majority of the outstanding shares" means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy or (b) more than fifty percent (50%) of the outstanding shares.

24. GOVERNING LAW. This Agreement shall be construed in accordance with Delaware law and applicable provisions of the Advisers Act and 1940 Act.

25. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                 Market Street Investment Management Company


                                 By:
                                    ----------------------------------------
                                     Name:    Sarah C. Lange
                                     Title:   President

ATTEST:


--------------------------





                                 Market Street Fund


                                 By:
                                    ----------------------------------------
                                     Name:  Rosanne Gatta
                                     Title:  President
ATTEST:


--------------------------

                                   APPENDIX A
           TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN MARKET STREET
                       INVESTMENT MANAGEMENT COMPANY AND
                               MARKET STREET FUND

PORTFOLIO(S)                               EFFECTIVE DATE AND TERM
------------                               -----------------------
All Pro Broad Equity Portfolio          The effective date of this Agreement
All Pro Large Cap Growth Portfolio      with respect to this Portfolio shall be
All Pro Large Cap Value Portfolio       the ___ day of _____________, 200__. The
All Pro Small Cap Growth Portfolio      term of this Agreement shall continue
All Pro Small Cap Value Portfolio       for two (2) years and shall thereafter
Equity 500 Index Portfolio              continue in effect from year to year so
International Portfolio                 long as the Agreement's continuance is
Balanced Portfolio                      specifically approved at least annually
Money Market Portfolio                  by: (a) the Fund's Board, or by the vote
Mid Cap Growth Portfolio                of a majority of the outstanding shares
Bond Portfolio                          of the Portfolio, and (b) a majority of
                                        those trustees who are not parties to
                                        this Agreement or interested persons of
                                        any party cast in person at a meeting
                                        called for the purpose of voting on the
                                        Agreement's approval.


Market Street Investment Management Company


By:                                                   Date:
   ----------------------------------------                --------------------
   Name:  Sarah C. Lange
   Title: President




Market Street Fund


By:                                                   Date:
   ----------------------------------------                --------------------
   Name:  Rosanne Gatta
   Title: President

                                   APPENDIX B
           TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN MARKET STREET
                       INVESTMENT MANAGEMENT COMPANY AND
                               MARKET STREET FUND


       PORTFOLIOS                                       FEE
       ----------                                       ---
                               (as a %age of the average daily net assets,
                                      calculated as described in Section 14
                                      of this Agreement)

All Pro Broad Equity           0.75% on the first $200 million, and 0.70%
                               on assets in excess of $200 million

All Pro Large Cap Growth       0.70% on the first $200 million, and 0.65%
                               on assets in excess of $200 million

All Pro Large Cap Value        0.70% on the first $200 million, and 0.65%
                               on assets in excess of $200 million

All Pro Small Cap Growth       0.90% on the first $200 million, and 0.85%
                               on assets in excess of $200 million

All Pro Small Cap Value        0.90% on the first $200 million, and 0.85%
                               on assets in excess of $200 million

Equity 500 Index               0.24%

International                  0.75% on the first $500 million, and 0.70%
                               on assets in excess of $500 million

Mid Cap Growth                 0.75% on the first $200 million, and 0.70%
                               on assets excess of $200 million

Balanced                       0.55%

Bond                           0.40%

Money Market                   0.25%



Market Street Investment Management Company



By:                                                   Date:
   ----------------------------------------                --------------------
         Name:   Sarah C. Lange
         Title:  President


Market Street Fund



By:                                                   Date:
   ----------------------------------------                --------------------
         Name:   Rosanne Gatta
         Title:  President

[INSURANCE COMPANY
NAME PRINTS HERE]


               Please detach card at perforation before mailing.


[PORTFOLIO NAME PRINTS HERE]       PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                                January 12, 2001


This proxy is solicited on behalf of the Board of Directors of Market Street Fund, Inc. The undersigned hereby appoints James Bernstein, Rosanne Gatta, and Sarah Lange, or any one or more of them, proxies, with full power of substitution, to vote as designated on the reverse side of this proxy all of the shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on January 12, 2001, and at any adjournments thereof.

NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc, please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.


                                Date __________________, 200__

                                PLEASE SIGN, DATE, AND RETURN PROMPTLY
                                IN ENCLOSED ENVELOPE, OR MAIL TO:
                                PROXY TABULATOR, P.O. BOX 227,
                                RANDOLPH, MA 02368-9816



                                -----------------------------------------
                                Signature(s) (Title(s), if applicable)

     Please fold and detach card at perforation. Return bottom portion only.



VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS GIVEN, THIS INSTRUCTION FORM WILL BE VOTED FOR EACH APPLICABLE PROPOSAL.

             Please vote by filling in the appropriate boxes below.

                                                                                                FOR     AGAINST      ABSTAIN
1.       For all Portfolios.  Approve the reorganization of the Fund into a Delaware            / /       / /          / /      1.
         business trust.

2.       Only contract owners invested in the Growth, Aggressive Growth and Managed             / /       / /          / /      2.
         Portfolios vote on this proposal.  Change the investment approaches of and rename certain Portfolios and change the investment objective of the Growth
         Portfolio as described in the proxy statement.

3.       For all Portfolios.  Approve a new investment advisory agreement between the           / /       / /          / /      3.
         Fund and Market Street Investment Management Company ("MSIM").

4.       Only contract owners invested in the Growth, Equity 500 Index, International,          / /       / /          / /      4.
         Aggressive Growth, Managed, Bond and Money Market Portfolios vote on this proposal. Permit MSIM to enter into and materially amend subadvisory agreements for certain portfolios without shareholder approval as described in the proxy statement.

5.       In their discretion, the proxies are authorized to vote upon such other business       / /       / /          / /      5.
         as may be properly brought before the meeting or any adjournments thereof.